[Eaton Vance        Investing
Logo Omitted]       for the
                    21st
                    Century

                                                                       EDUCATION

                                                    [Photo of Brickwall Omitted]




                      SEMIANNUAL REPORT SEPTEMBER 30, 1997

[Photo of Highway Omitted]         EATON VANCE
                                     LIMITED
                            MATURITY MUNICIPALS FUND

                                   TRADITIONAL

                      GLOBAL MANAGEMENT-GLOBAL DISTRIBUTION
                                                                      California

                                                                     Connecticut

                                                                         Florida

                                                                        Michigan

                                                                      New Jersey

                                                                        New York

                                                                            Ohio

[Photo of Bridge Omitted]

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

---------------------------

[Photo of Thomas J. Fetter]

---------------------------
Thomas J. Fetter,
President

The municipal bond market continued to respond favorably in 1997 to an economic climate of solid growth yet low inflation. Gross domestic product (GDP), a widely-used measure of economic performance, grew 4.9% in the first quarter, 3.3% in the second, and 3.3% in the third. However, inflation remained in the 2-to-3% range due to higher productivity brought on by technology and an increase in global competition. While the Federal Reserve elected to raise the Fed Funds Rate - the primary short-term interest rate benchmark - 0.25% to 5.5% in March, it has since maintained a stable interest rate policy in response to a benign inflation outlook. Not surprisingly, municipal bonds have turned in solid returns, with the Lehman Brothers Municipal Bond Index* - an unmanaged index of municipal bonds - rising 9.0% during the year ended September 30, 1997.

The municipal bond market has been characterized by heavy issuance and strong investor demand

According to Standard & Poor's, nearly $227 billion in municipal securities were brought to market in 1996, a 14% increase from the prior year. Thus far in 1997, municipal issuance has kept up that pace. Issuers have redeemed older bonds with relatively high coupons and replaced them with new bonds bearing lower coupons. This municipal refunding activity has been sparked in part by the strong market rally of recent months that has seen yields for 30-year AAA-rated general obligations decline to the 5.25% level at September 30. At that level, municipal yields represent 82% of 30-year Treasury yields, making them an attractive option for investors.

Amid Washington's newly found fiscal responsibility, the outlook for municipal bonds appears bright

We believe the long-term outlook for municipal bonds has improved in the past year for several reasons. First, Congress and the Clinton Administration agreed to balance the budget by 2002. This would sharply reduce the government's borrowing needs, leading to lower interest rates and channeling investments into more productive areas of the economy. Second, the marginal tax rates of many taxpayers remain high. For them, municipal bonds may still be the best vehicle for tax relief. And finally, a balanced investment portfolio features equities, bonds, and cash. The stock market has shown higher-than-normal volatility this year, capped by steep price declines in late October. Following three years of stock market outperformance, we believe investors should consider reallocating a portion of their portfolios to bonds to maintain a prudent asset allocation. For these reasons, we believe that the municipal market will continue to attract tax-conscious investors. Eaton Vance will continue its leadership role in seeking high, tax-free income.

                             Sincerely,

                        /s/  Thomas J. Fetter

                             Thomas J. Fetter,
                             President
                             November 10, 1997

*It is not possible to invest directly in an Index.


Municipal bonds yield 82% of Treasury yields

------------------------------          ------------------------
            5.25%                               8.20%
------------------------------          ------------------------
30-Year AAA-rated                       Taxable equivalent yield
General Obligation (GO) Bonds*          in 36% tax bracket

------------------------------
            6.40%
------------------------------
30-Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of September 30, 1997.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.

--------------------------------------------------------------------------------
    Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.
    Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional California Limited Maturity Municipals Fund as of
September 30,1997

--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

-----------------------------

[Photo of Cynthia J. Clemson]

-----------------------------
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
o Robust economic growth should continue in California for the foreseeable future, with job growth up for the fifth consecutive year. Primary strength was in business services, software, and entertainment. Construction and real estate also enjoyed good growth as home prices in Southern California reversed a long downtrend.

o California exports continue to expand rapidly, growing 19% in the past year despite a deep recession in Mexico, the state's fourth largest export customer. Exports have grown at more than twice the rate of state gross product over the past decade.

o The state's exodus appears to have slowed. According to vehicle registrations, the number of people moving to California has increased, while an improving economy has slowed the emigration to other states.

The Fund
--------------------------------------------------------------------------------
o During the six months ended September 30, 1997, the Fund had a total return of 4.9%.(1) This return resulted from an increase in net asset value per share to $9.81 on September 30, 1997 from $9.56 on March 31, 1997, and the reinvestment of $0.216 per share in tax-free income.(2)

o Based on the Fund's most recent dividend, and a net asset value of $9.81 per share, the Fund's distribution rate on September 30, 1997 was 4.38%.(3) The Fund's SEC yield at September 30 was 3.92%.(4)

o To equal 5.10% in a taxable investment, a couple in the 41.95% combined federal and state tax bracket would need a yield of 8.79%.

Management Update
--------------------------------------------------------------------------------
o There have been several shifts in the Portfolio in recent months. Adopting a barbell approach, we have somewhat reduced our exposure to insured issues while seeking select high-yield opportunities.

o The Portfolio focused on health care bonds, which had cheapened in the face of health care reform proposals. We discovered especially good values among smaller hospital issues. Elsewhere, we've found industrial development bonds increasingly attractive with a strengthening California economy.

o We have increased the diversification of the Portfolio, and extended our efforts to enhance liquidity.

Your Investment at Work
--------------------------------------------------------------------------------
  California Statewide Communities
  Development Corporation - Pacific Homes

o Pacific Homes was incorporated in 1929 by the United         [Graphic Omitted]
  Methodist Church to provide housing, nursing and social services for seniors.

o The proceeds of these certificates of participation were used to fund the construction and renovation of 16 new residential units at Pacific Homes Casa de Manana facility in La Jolla.

o With its 5.9% coupon, the bond provides the Fund an investment from a quality issuer and good potential for capital appreciation.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's maximum 2.25% sales charge. (2)A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. (6) Sector weightings and Portfolio Overview are as of 9/30/97 only and may not be representative of the Portfolio's current or future investments. *Private insurance does not remove the investment risks associated with this investment.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance(5)
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                               6.7%
Life of Fund (12/8/93)                 3.8

SEC Average Annual Total Returns (including max. 2.25% sales charge)
--------------------------------------------------------------------------------
One Year                               4.3%
Life of Fund (12/8/93)                 3.1

5 Largest Sectors(6)
--------------------------------------------------------------------------------
By total investments

Insured - Hospitals*                  19.9%
Insured - General Obligations*        12.5%
Insured - Special Tax*                 8.5%
Escrowed/prerefunded                   8.3%
Insured - Transportation               7.0%

Portfolio Overview(6)
--------------------------------------------------------------------------------

Number of Issues                         32
Average Rating                           AA
Effective Coupon                      5.84%
Average Effective Maturity        10.5 Yrs.
Average Maturity                   8.1 Yrs.
Average Duration                   6.7 Yrs.

EV Traditional Connecticut Limited Maturity Municipals Fund as of September 30, 1997

--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

---------------------------

[Photo of William H. Ahern]

---------------------------
William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
o Connecticut's recovery from the 1989-92 recession continued in 1997, although the state continued to lag national trends. Most of the state's employment gains have come in the business services area, including finance, software and internet services, as well as health services. Retail and construction have also been good job providers.

o Connecticut's labor force has grown by 1.1% in the past year, but at a slower pace than the nation as a whole. The state's unemployment rate of 4.5% was well below last year's 5.6% mark, and has now fallen below the national rate.

o By August, state tax receipts were roughly 8.8% higher than the same period last year. Personal income tax and real estate tax revenues each showed significant growth over 1996. Corporate tax receipts, in contrast, were more than 13% below last year's levels.

The Fund
--------------------------------------------------------------------------------
o During the six months ended September 30, 1997, the Fund had a total return of 4.5%.(1) This return resulted from an increase in net asset value per share to $9.75 on September 30, 1997 from $9.53 on March 31, 1997, and the reinvestment of $0.208 per share in tax-free income.(2)

o Based on the Fund's most recent dividend, and a net asset value of $9.75 per share, the Fund's distribution rate on September 30, 1997 was 4.26%.(3) The Fund's SEC yield at September 30 was 3.80%.(4)

o To equal 4.26% in a taxable investment, a couple in the 38.88% combined federal and state tax bracket would need a yield of 6.97%.

Management Update
--------------------------------------------------------------------------------
o In a market characterized by increasing volatility, the Portfolio remained generally neutrally positioned through the period, with little change in duration.

o The Portfolio took advantage of Eaton Vance's extensive research resources to find higher-yielding opportunities. Conversely, our research helped us avoid a number of deteriorating situations.

o With insured bonds comprising an increasingly large percentage of municipal bond issuance, it has become more challenging to find value in a generic market. We have therefore turned to the lower-rated, investment grade sector of the municipal market, where lesser-known issuers may represent interesting values.

Your Investment at Work
--------------------------------------------------------------------------------
  Connecticut Municipal Electric Cooperative
  Power Supply Revenue Bonds

o The Connecticut Municipal Electric Energy Cooperative        [Graphic Omitted]
  finances, acquires, and builds generating resources to provide cost-efficient and reliable power supplies to its member communities.

o These bonds were issued in 1996 to refund a portion of an earlier issue of outstanding Power Supply System bonds.

o The bonds, rated Aaa/AAA by Moody's and S&P, carry an attractive 6.00% coupon from a very high-quality issuer, while providing ample call protection.

(1) This return does not include the Fund's maximum 2.25% sales charge. (2)A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. 6 Sector weightings and Portfolio Overview are as of 9/30/97 only and may not be representative of the Portfolio's current or future investments. *Private insurance does not remove the investment risks associated with this investment.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance(5)
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                               6.2%
Life of Fund (12/27/93)                3.4

SEC Average Annual Total Returns (including max. 2.25% sales charge)
--------------------------------------------------------------------------------
One Year                               3.8%
Life of Fund (12/27/93)                2.8

5 Largest Sectors(6)
--------------------------------------------------------------------------------
By total investments

Insured - General Obligations*        14.9%
General Obligations                   14.4%
Education                             12.0%
Insured - Transportation*              8.2%
Insured - Hospitals*                   6.6%

Portfolio Overview(6)
--------------------------------------------------------------------------------

Number of Issues                        30
Average Rating                         AA-
Average Coupon                       5.86%
Average Effective Maturity        9.4 Yrs.
Average Maturity                 12.5 Yrs.
Average Duration                  6.8 Yrs.

EV Traditional Florida Limited Maturity Municipals Fund as of September 30, 1997

--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

---------------------------

[Photo of William H. Ahern]

---------------------------
William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
o Florida has enjoyed a relatively strong employment picture. The state's employment rolls grew by nearly 200,000 in the past year, accentuated by gains in the retail, construction, and entertainment industries. Net income continued to grow as wages rose 4.0% while property income grew 5.1%.

o The outlook is positive on the Florida tourism front. Room rates have increased and resorts continue to enjoy strong occupancy rates, surpassing previous records. The strong dollar, however, has negatively impacted European travel to the state.

o Florida continues to merit a AA rating from major ratings agencies, reflecting rapid population growth and a broadening economic base. Despite the demands for increased infrastructure to match fast growth, the state has limited its debt levels to 3.2% of personal income.

The Fund
--------------------------------------------------------------------------------
o During the six months ended September 30, 1997, the Fund had a total return of 4.4%.(1) This return resulted from an increase in net asset value per share to $10.15 on September 30, 1997 from $9.95 on March 31, 1997, and the reinvestment of $0.236 per share in tax-free income.(2)

o Based on the Fund's most recent dividend, and a net asset value of $10.15 per share, the Fund's distribution rate on September 30, 1997 was 4.63%.(3) The Fund's SEC yield at September 30 was 4.28%.(4)

o To equal 4.63% in a taxable investment, a couple in the 38.76% combined federal and state intangibles bracket would need a yield of 7.56%.

Management Update
--------------------------------------------------------------------------------
o The Portfolio featured relatively few changes during the period, focusing on structural adjustments. General obligations, insured hospitals, and electric utilities represented the largest sector weightings in the Portfolio.

o As always, call protection remained an important structural consideration. As interest rates have declined, more bonds have reached early redemption dates. By improving the Fund's call protection, we have increased its capital appreciation potential.

o Insured bonds represented a relatively high percentage of the Portfolio's holdings, an important consideration for quality-conscious Florida investors.

Your Investment at Work
--------------------------------------------------------------------------------
  Polk County, FL Industrial Development Authority
  IMC Fertilizer Corp.

o IMC Fertilizer is one of the world's largest producers of    [Graphic Omitted]
  potash, phosphate, and phosphate fertilizer.

o The proceeds of this bond were used to finance a 415-acre containment basin for the storage of phosphogypsom, a manufacturing by-product.

o The bonds provide a 7.53% coupon and give the Portfolio the opportunity to add yield while investing in a valuable environmental project for an industry leader.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's maximum 2.25% sales charge. (2)A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. 6 Sector weightings and Portfolio Overview are as of 9/30/97 only and may not be representative of the Portfolio's current or future investments. *Private insurance does not remove the investment risks associated with this investment.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997


Performance(5)
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                5.6%
Life of Fund (7/5/94)                   5.2

SEC Average Annual Total Returns (including max. 2.25% sales charge)
--------------------------------------------------------------------------------
One Year                               3.2%
Life of Fund (7/5/94)                  4.5

5 Largest Sectors(6)
--------------------------------------------------------------------------------
By total investments

General Obligations (GO)              30.2%
Insured - Hospitals*                  12.7%
Electric Utilities                    11.8%
Escrowed/prerefunded                   8.0%
Insured - Water & Sewer*               6.6%

Portfolio Overview(6)
--------------------------------------------------------------------------------
Number of Issues                         43
Average Rating                           AA
Average Coupon                        5.73%
Average Effective Maturity         9.9 Yrs.
Average Maturity                  12.9 Yrs.
Average Duration                   6.9 Yrs.

EV Traditional Michigan Limited Maturity Municipals Fund as of
September 30, 1997

--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

---------------------------

[Photo of William H. Ahern]

---------------------------
William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
o Michigan's economy rose in concert with the national trends, with employment reaching new record highs. Once again, the service, trade and construction sectors led the way in job creation. Meanwhile, Big Three auto makers, a critical source of manufacturing employment, enjoyed strong sales of pickup trucks and sport utility vehicles.

o Detroit continued its success story, aided by the strong auto sector and sharp rise in commercial construction, boosted by the prospect of new downtown stadiums for football and baseball, as well as pending casino developments. Reflecting that growth, the city's residential property values have risen 13% in the past year alone.

o The state remains in sound fiscal health. With its Budget Stabilization Fund at more than 7.8% of general revenues, the state has a good measure of financial flexibility. Through sound management and an improving economic picture, Michigan continues to merit a Aa-rating from Moody's.

The Fund
--------------------------------------------------------------------------------
o During the six months ended September 30, 1997, the Fund had a total return of 4.4%.(1) This return resulted from an increase in net asset value per share to $9.80 on September 30, 1997 from $9.60 on March 31, 1997, and the reinvestment of $0.216 per share in tax-free income.(2)

o Based on the Fund's most recent dividend, and a net asset value of $9.80 per share, the Fund's distribution rate on September 30, 1997 was 4.39%.(3) The Fund's SEC yield at September 30 was 4.02%.(4)

o To equal 4.39% in a taxable investment, a couple in the 40.02% combined federal and state tax bracket would need a yield of 7.32%.

Management Update
--------------------------------------------------------------------------------
o There were relatively few changes to the Portfolio during the period. General obligations and hospital revenue bonds were among the Portfolio's largest sector weightings.

o The Portfolio had several bonds with exposure to the City of Detroit. The city has made enormous strides economically in recent years and, as a result, its general obligations have been among the Michigan market's stellar performers.

o We continued our efforts to upgrade the Fund's call protection. By improving call protection, we are able to avoid untimely bond redemptions that would require investment at unfavorable interest rate levels. In addition, ample call protection increases the Fund's capital appreciation potential.

Your Investment at Work
--------------------------------------------------------------------------------
  Pittsfield Township MI Economic Development Corp. - Arbor Hospice

o These bonds were issued to finance the purchase and          [Graphic Omitted]
  construction costs of Arbor Hospice, a facility near Ann
  Arbor dedicated to the continuing care of critically ill patients.

o The Arbor Hospice bond is a good example of a municipal bond investment used to fund a novel solution to a major health care challenge.

o This 7.875% bond is representative of the Portfolio's efforts, in a market dominated by local school district bonds, to find opportunities in smaller, non-rated health care issues.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's maximum 2.25% sales charge. (2)A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. (6) Sector weightings and Portfolio Overview are as of 9/30/97 only and may not be representative of the Portfolio's current or future investments. *Private insurance does not remove the investment risks associated with this investment.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance(5)
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                               7.0%
Life of Fund (12/8/93)                 3.8

SEC Average Annual Total Returns (including max. 2.25% sales charge)
--------------------------------------------------------------------------------
One Year                               4.6%
Life of Fund (12/8/93)                 3.1


5 Largest Sectors(6)
--------------------------------------------------------------------------------
By total investments

Insured - General Obligations         16.2%
Hospitals                             16.0%
Special Tax Revenue                   12.7%
General Obligations                   10.0%
Escrowed/prerefunded                   9.7%

Portfolio Overview(6)
--------------------------------------------------------------------------------

Number of Issues                        26
Average Rating                          A+
Average Coupon                        6.0%
Average Effective Maturity       10.1 Yrs.
Average Maturity                 11.8 Yrs.
Average Duration                  7.4 Yrs.

EV Traditional New Jersey Limited Maturity Municipals Fund as of
September 30, 1997

--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

---------------------------

[Photo of William H. Ahern]

---------------------------
William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
  New Jersey's unemployment rate fell to 5.4% in August. The state's jobless picture has improved significantly in the past year, having stood at 6.1% a year ago. Nonetheless, the state measure remains somewhat higher than the national rate.

o New Jersey's shore tourism industry set new records in 1997. Hot, sunny weather produced strong demand for rental properties and increased activity for water sport-related businesses. Areas such as Cape May and Atlantic City were especially strong.
  Gaming revenues ran significantly higher than a year ago.

o Trade and services continued to pace job creation in New Jersey, with health and recreation services especially robust. The construction sector was also very strong, paced by a 29% increase in highway and infrastructure spending.

The Fund
--------------------------------------------------------------------------------
o During the six months ended September 30, 1997, the Fund had a total return of 4.4%.(1) This return resulted from an increase in net asset value per share to $9.83 on September 30, 1997 from $9.62 on March 31, 1997, and the reinvestment of $0.213 per share in tax-free income.(2)

o Based on the Fund's most recent dividend, and a net asset value of $9.83 per share, the Fund's distribution rate on September 30, 1997 was 4.32%.(3) The Fund's SEC yield at September 30 was 4.00%.(4)

o To equal 4.32% in a taxable investment, a couple in the 40.08% combined federal and state tax bracket would need a yield of 7.21%.

Management Update
--------------------------------------------------------------------------------
o There were relatively few changes made to the Portfolio during the period. General obligations were the Portfolio's largest weightings.

o In a market characterized by narrow spreads and large insured issuance, we increased our efforts to find undervalued, non-rated bonds that can improve the Fund's yield. The growing life-care sector has presented an increasing number of opportunities.

o The Portfolio continued to monitor closely the solid waste sector. Adverse court rulings have cast doubt about the viability of some projects. The Portfolio focused solely on those projects such as Union County that are clearly financially feasible.

Your Investment at Work
--------------------------------------------------------------------------------
  New Jersey Economic                                          [Graphic Omitted]
  Development Authority
  Vineland Cogeneration

o In 1988, the City of Vineland negotiated a power purchase agreement to provide additional generating capacity for the City's future energy needs.

o These bonds financed the construction of a cogeneration facility to provide thermal power for the cooking and canning operations of Progresso Foods Company.

o In addition to providing an excellent example of municipal bonds benefiting both corporate and community development, the bonds provide an attractive 7.88% coupon for the Portfolio.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's maximum 2.25% sales charge. (2)A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. (6) Sector weightings and Portfolio Overview are as of 9/30/97 only and may not be representative of the Portfolio's current or future investments. *Private insurance does not remove the investment risks associated with this investment.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance(5)
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                               6.4%
Life of Fund (12/8/93)                 3.8

SEC Average Annual Total Returns (including max. 2.25% sales charge)
--------------------------------------------------------------------------------
One Year                               4.0%
Life of Fund (12/8/93)                 3.1

5 Largest Sectors(6)
--------------------------------------------------------------------------------
By total investments

Insured - General Obligations*        25.8%
General Obligations                   14.9%
Cogeneration                           8.3%
Insured - Transportation*              7.9%
Insured - Hospitals*                   7.1%

Portfolio Overview(6)
--------------------------------------------------------------------------------
Number of Issues                         48
Average Rating                          AA-
Average Coupon                        5.96%
Average Effective Maturity         8.9 Yrs.
Average Maturity                  10.9 Yrs.
Average Duration                   6.6 Yrs.

EV Traditional New York Limited Maturity Municipals Fund as of
September 30, 1997

--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

-------------------------

[Photo of Nicole Anderes]

-------------------------
Nicole Anderes,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
o New York has entered its fifth consecutive year of marginal growth, although the state's 0.2% job growth continues to lag that of the nation as a whole, ranking 38th among the states. New York has been especially affected by the loss of manufacturing jobs. Despite lackluster overall growth, the single engine of the securities industry has been able to improve the state's financial health.

o Income growth in New York again outpaced the nation, boosted by the twin effects of strong profits and increasing bonuses within the financial sector. Four of the state's highest-paying sectors are in the financial sector, which benefited from a slow-growth economy and a low interest-rate climate.

o New York ended fiscal 1997 with a surplus in excess of $1 billion, thanks to the securities industry tax windfall and cost containments implemented by the Pataki administration.

The Fund
--------------------------------------------------------------------------------
o During the six months ended September 30, 1997, the Fund had a total return of 5.7%.(1) This return resulted from an increase in net asset value per share to $10.38 on September 30, 1997 from $10.05 on March 31, 1997, and the reinvestment of $0.236 per share in tax-free income.(2)

o Based on the Fund's most recent dividend, and a net asset value of $10.38 per share, the Fund's distribution rate on September 30, 1997 was 4.53%.(3) The Fund's SEC yield at September 30 was 3.94%.(4)

o To equal 4.53% in a taxable investment, a couple in the 40.38% combined federal and state tax bracket would need a yield of 7.60%.

Management Update
--------------------------------------------------------------------------------
o We restructured the Portfolio in late Spring, reducing holdings insured issues while increasing our exposure to state-appropriated debt. State debt was subsequently upgraded by S&P and has since outperformed.

o From the standpoint of maturity structure, we've followed a "barbell" approach, while keeping portfolio maturities the same. At one end, we have moved out of the 12-to-17 year maturity range and into longer-maturity, performance-oriented bonds.

o At the other end of the barbell, we have emphasized shorter-maturity, higher-yielding bonds with less price-sensitivity. This barbell approach has provided upside potential as well as a measure of protection against a possible market reversal.

Your Investment at Work
--------------------------------------------------------------------------------
  New York State Housing Finance Agency                        [Graphic Omitted]
  Health Facilities Revenue Bonds

o These bonds were issued in 1995 to refund outstanding bonds that financed the construction of health facilities throughout New York City.

o The bonds are subject to annual appropriations by the New York State legislature, and are therefore a "tried and true" debt financing structure within the state.

o With its 6.38% coupon, the bond provides a significant advantage over higher-quality New York municipals. However, given New York State's involvement in the income stream, the issue provides better underlying credit quality than its Baa/BBB+ ratings imply.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's maximum 2.25% sales charge. (2)A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. (6) Sector weightings and Portfolio Overview are as of 9/30/97 only and may not be representative of the Portfolio's current or future investments. *Private insurance does not remove the investment risks associated with this investment.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance(5)
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
One Year                               7.5%
Life of Fund (7/6/94)                  6.1

SEC Average Annual Total Returns (including max. 2.25% sales charge)
--------------------------------------------------------------------------------
One Year                               5.1%
Life of Fund (7/6/94)                  5.4

5 Largest Sectors(6)
--------------------------------------------------------------------------------
By total investments

Transportation                        14.3%
Lease Revenue/COP                     14.0%
Housing                               11.1%
Insured - Hospitals*                   8.7%
Water & Sewer                          7.7%

Portfolio Overview(6)
--------------------------------------------------------------------------------

Number of Issues                        38
Average Rating                         AA-
Average Coupon                        5.9%
Average Effective Maturity        9.6 Yrs.
Average Maturity                 13.2 Yrs.
Average Duration                  6.7 Yrs.

EV Traditional Ohio Limited Maturity Municipals Fund as of September 30, 1997

--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

---------------------------

[Photo of William H. Ahern]

---------------------------
William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
o Ohio's unemployment rate of 4.1% remained well below that of the U.S. as the labor market remained strong. The state has enjoyed an increase of 127,000 jobs in the past 12 months, with continuing employment growth in the service sector. The manufacturing area experienced some weakness. The UPS strike also had a modestly negative impact.

o Ohio-based companies have benefited from a willingness to embrace innovative approaches to new markets. Ohio has become the leading exporter of manufactured goods in the U.S. More than two-thirds of all Ohio companies with more than 100 employees now sell their products abroad.

o Tax revenues of $1.8 billion for fiscal year 1997 ran slightly ahead of estimates. Income revenues and sales tax receipts were especially strong income sources.


The Fund
--------------------------------------------------------------------------------
o During the six months ended September 30, 1997, the Fund had a total return of 4.9%.(1) This return resulted from an increase in net asset value per share to $9.84 on September 30, 1997 from $9.59 on March 31, 1997, and the reinvestment of $0.213 per share in tax-free income.(2)

o Based on the Fund's most recent dividend, and a net asset value of $9.84 per share, the Fund's distribution rate on September 30, 1997 was 4.32%.(3) The Fund's SEC yield at September 30 was 3.84%.(4)

o To equal 4.32% in a taxable investment, a couple in the 40.80% combined federal and state tax bracket would need a yield of 7.30%.

Management Update
--------------------------------------------------------------------------------
o In light of a continuing narrowing of quality spreads, we have pursued a relative-value approach, targeting sectors that have cheapened relative to the overall Ohio market.

o The Portfolio was able to find some attractive, higher- yielding opportunities in smaller issues, including some nursing homes and life care bonds.

o We continued to emphasize upgrading the Portfolio's call protection. That helps to protect the Portfolio from untimely bond redemptions while also preserving the Fund's capital appreciation potential.

Your Investment at Work
--------------------------------------------------------------------------------
  Wauseon, OH,                                                 [Graphic Omitted]
  School District Bonds

o The Wauseon Exempted School District, located in Fulton County, serves around 2000 students and offers a wide range of courses in college preparatory, vocational, and physical education.

o The proceeds of the bonds were used to retire earlier bond issues that financed projects to furnish, equip and remodel school facilities as well as to enlarge and renovate the Wauseon Public Library.

o This bond, rated A3 by Moody's, carries an attractive 7.25% coupon, and is a good example of the Port-folio's efforts to find yield and value in smaller issues.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's maximum 2.25% sales charge. (2)A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. (6) Sector weightings and Portfolio Overview are as of 9/30/97 only and may not be representative of the Portfolio's current or future investments. *Private insurance does not remove the investment risks associated with this investment.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance(5)
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                               6.6%
Life of Fund (12/8/93)                 3.8

SEC Average Annual Total Returns (including max. 2.25% sales charge)
--------------------------------------------------------------------------------
One Year                               4.2%
Life of Fund (12/8/93)                 3.2

5 Largest Sectors(6)
--------------------------------------------------------------------------------
By total investments


Insured - General Obligations*        30.6%
Hospitals                             13.3%
Industrial/Devel./pollution cont.     10.3%
General Obligations                   10.2%
Escrowed/prerefunded                   7.8%

Portfolio Overview(6)
--------------------------------------------------------------------------------

Number of Issues                         42
Average Rating                           A+
Average Coupon                         6.5%
Average Effective Maturity         9.1 Yrs.
Average Maturity                  12.7 Yrs.
Average Duration                   6.3 Yrs.

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited)
-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 1997

                                            TRADITIONAL     TRADITIONAL     TRADITIONAL     TRADITIONAL
                                            CALIFORNIA      CONNECTICUT       FLORIDA         MICHIGAN
                                           LIMITED FUND     LIMITED FUND    LIMITED FUND    LIMITED FUND
---------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------
Investment in Limited Maturity Municipals
 Portfolio --
  Identified cost                           $ 2,544,825     $   992,450     $ 4,352,707     $   849,772
  Unrealized appreciation                       106,793          39,508          50,236         111,781
---------------------------------------------------------------------------------------------------------
Total investment in
Portfolio, at value (Note 1A)               $ 2,651,618     $ 1,031,958     $ 4,402,943     $   961,553
---------------------------------------------------------------------------------------------------------
Receivable from Administrator (Note 4)           11,414           7,765           6,065          10,735
Deferred organization expenses (Note 1D)          2,531           2,706           1,632           2,500
---------------------------------------------------------------------------------------------------------
Total assets                                $ 2,665,563     $ 1,042,429     $ 4,410,640     $   974,788
---------------------------------------------------------------------------------------------------------


Liabilities
---------------------------------------------------------------------------------------------------------
Dividends payable                           $     5,591     $     2,019     $     9,018     $     1,863
Payable for Fund shares redeemed                   --              --              --               692
Accrued expenses                                  4,279           3,253           3,314           1,719
---------------------------------------------------------------------------------------------------------
Total liabilities                           $     9,870     $     5,272     $    12,332     $     4,274
---------------------------------------------------------------------------------------------------------
Net Assets                                  $ 2,655,693     $ 1,037,157     $ 4,398,308     $   970,514
---------------------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------------------
Paid-in capital                             $ 3,152,763     $ 1,112,239     $ 4,431,077     $ 1,325,719
Accumulated net realized loss on
 investments from Portfolio (computed
 on the basis of identified cost)              (603,377)       (113,373)        (81,948)       (466,242)
Accumulated distributions in excess of
 net investment income                             (486)         (1,217)         (1,057)           (744)
Net unrealized appreciation of investments
 from Portfolio (computed on the basis of
 identified cost)                               106,793          39,508          50,236         111,781
---------------------------------------------------------------------------------------------------------
Total                                       $ 2,655,693     $ 1,037,157     $ 4,398,308     $   970,514
---------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
---------------------------------------------------------------------------------------------------------
                                                270,750         106,342         433,158          99,069
---------------------------------------------------------------------------------------------------------

Net Asset Value, and Redemption
 Price Per Share
---------------------------------------------------------------------------------------------------------
(net assets / shares of
beneficial interest outstanding)            $      9.81     $      9.75     $     10.15     $      9.80
---------------------------------------------------------------------------------------------------------

Computation of Offering Price
---------------------------------------------------------------------------------------------------------
(100 / 97.75 of net asset
 value per share)                           $     10.04     $      9.97     $     10.38     $     10.03
---------------------------------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) Cont'd.
-------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 1997

                                                            TRADITIONAL     TRADITIONAL     TRADITIONAL
                                                             NEW JERSEY       NEW YORK          OHIO
                                                            LIMITED FUND    LIMITED FUND    LIMITED FUND
----------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------
Investment in Limited Maturity Municipals Portfolio --
  Identified cost                                           $1,010,401     $   481,218     $ 2,557,702
  Unrealized appreciation                                       53,724          18,993         119,311
---------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)           $1,064,125     $   500,211     $ 2,677,013
---------------------------------------------------------------------------------------------------------
Receivable from Administrator (Note 4)                           9,565           9,624           3,673
Deferred organization expenses (Note 1D)                         2,520           2,994           2,445
---------------------------------------------------------------------------------------------------------
Total assets                                                $1,076,210     $   512,829     $ 2,683,131
---------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------
Dividends payable                                           $    1,876     $     1,302     $     6,684
Accrued expenses                                                 1,363           1,022           1,764
---------------------------------------------------------------------------------------------------------
Total liabilities                                           $    3,239     $     2,324     $     8,448
---------------------------------------------------------------------------------------------------------
Net Assets                                                  $1,072,971     $   510,505     $ 2,674,683
---------------------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------------------
Paid-in capital                                             $1,143,618     $   481,959     $ 2,830,489
Accumulated net realized gain (loss) on investments
 from Portfolio (computed on the basis of identified cost)    (124,129)         11,082        (274,598)
Accumulated distributions in excess of net
 investment income                                                (242)         (1,529)           (519)
Net unrealized appreciation of investments from Portfolio
 (computed on the basis of identified cost)                     53,724          18,993         119,311
---------------------------------------------------------------------------------------------------------
Total                                                       $ 1,072,971    $   510,505     $ 2,674,683
---------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
---------------------------------------------------------------------------------------------------------
                                                               109,120          49,177         271,708
---------------------------------------------------------------------------------------------------------

Net Asset Value, and Redemption Price Per Share
---------------------------------------------------------------------------------------------------------
(net assets / shares of beneficial interest outstanding)    $     9.83     $     10.38     $      9.84
---------------------------------------------------------------------------------------------------------

Computation of Offering Price
---------------------------------------------------------------------------------------------------------

(100 / 97.75 of net asset value per share)                  $    10.06     $     10.62     $     10.07
---------------------------------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997

                                               TRADITIONAL    TRADITIONAL   TRADITIONAL     TRADITIONAL
                                               CALIFORNIA     CONNECTICUT     FLORIDA        MICHIGAN
                                                 LIMITED        LIMITED       LIMITED         LIMITED
                                                  FUND           FUND          FUND            FUND
---------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
---------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio       $ 69,193        $ 33,028        $ 93,383     $    28,609
Expenses allocated from Portfolio                (8,008)         (3,600)        (10,042)         (3,831)
---------------------------------------------------------------------------------------------------------
Net investment income from Portfolio           $ 61,185        $ 29,428        $ 83,341     $    24,778
---------------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------------
Service fees (Note 5)                          $  1,892        $    898        $  1,715     $       754
Legal and accounting services                     6,154           4,983             726           4,102
Printing and postage                              4,725           2,729           2,652           3,890
Custodian fee                                     1,503           1,508           1,747           1,501
Transfer and dividend disbursing agent fee        1,373             571           1,678             743
Registration fees                                  --              --              --             1,250
Amortization of organization expenses
(Note 1D)                                         1,076           1,151             963           1,067
Miscellaneous                                       589             520           2,457             502
---------------------------------------------------------------------------------------------------------
Total expenses                                 $ 17,312        $ 12,360        $ 11,938     $    13,809
---------------------------------------------------------------------------------------------------------
Deduct --
 Preliminary allocation of expenses to the
   Administrator (Note 4)                      $ 11,414        $  7,765        $  6,065     $    10,735
---------------------------------------------------------------------------------------------------------
Total expense reductions                       $ 11,414        $  7,765        $  6,065     $    10,735
---------------------------------------------------------------------------------------------------------
Net expenses                                   $  5,898        $  4,595        $  5,873     $     3,074
---------------------------------------------------------------------------------------------------------
Net investment income                          $ 55,287        $ 24,833        $ 77,468     $    21,704
---------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions
    (identified cost basis)                    $ 24,721        $  7,402        $ 17,793     $     7,483
  Financial futures contracts                   (20,206)        (11,269)        (44,202)        (16,990)
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments        $  4,515        $ (3,867)       $(26,409)    $    (9,507)
---------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
Investment transactions                        $ 70,614        $ 33,077        $ 99,115     $    31,414
Financial futures contracts                     (10,621)           (203)         (7,503)           (699)
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of
  investments                                  $ 59,993        $ 32,874        $ 91,612     $    30,715
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on
  investments                                  $ 64,508        $ 29,007        $ 65,203     $    21,208
---------------------------------------------------------------------------------------------------------
Net increase in net
  assets from operations                       $119,795        $ 53,840        $142,671     $    42,912
---------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997

                                                            TRADITIONAL     TRADITIONAL     TRADITIONAL
                                                             NEW JERSEY       NEW YORK          OHIO
                                                            LIMITED FUND    LIMITED FUND    LIMITED FUND
--------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                    $    29,333     $    15,283     $    77,718
Expenses allocated from Portfolio                                (3,375)         (1,693)         (9,303)
--------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                        $    25,958     $    13,590     $    68,415
--------------------------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------------------------
Service fees (Note 5)                                       $       797     $       344     $     2,028
Custodian fee                                                     1,501           1,503           1,495
Transfer and dividend disbursing agent fees                         586             303           1,383
Printing and postage                                              3,495           2,613           3,786
Legal and accounting services                                     4,347           3,935           4,447
Amortization of organization expenses (Note 1D)                   1,070           1,080           1,045
Miscellaneous                                                       607             611             490
--------------------------------------------------------------------------------------------------------
Total expenses                                              $    12,403     $    10,389     $    14,674
--------------------------------------------------------------------------------------------------------
Deduct --
Preliminary allocation of expenses to
  the Administrator (Note 4)                                $     9,565     $     9,624     $     3,673
--------------------------------------------------------------------------------------------------------
Total expense reductions                                    $     9,565     $     9,624     $     3,673
--------------------------------------------------------------------------------------------------------
Net expenses                                                $     2,838     $       765     $    11,001
--------------------------------------------------------------------------------------------------------
Net investment income                                       $    23,120     $    12,825     $    57,414
--------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)           $     7,781     $     4,141     $    11,932
  Financial futures contracts                                   (12,514)           (282)        (13,910)
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                     $    (4,733)    $     3,859     $    (1,978)
--------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investment transactions                                   $    27,557     $    18,589     $    74,592
  Financial futures contracts                                        58          (2,986)           (302)
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments        $    27,615     $    15,603     $    74,290
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments             $    22,882     $    19,462     $    72,312
--------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $    46,002     $    32,287     $   129,726
--------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997

                                            TRADITIONAL     TRADITIONAL     TRADITIONAL      TRADITIONAL
                                            CALIFORNIA      CONNECTICUT       FLORIDA         MICHIGAN
                                             LIMITED         LIMITED         LIMITED          LIMITED
INCREASE (DECREASE) IN NET ASSETS             FUND            FUND            FUND             FUND
-------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                     $    55,287     $    24,833     $    77,468     $    21,704
  Net realized gain (loss) on investments         4,515          (3,867)        (26,409)         (9,507)
  Net change in unrealized appreciation
   of investments                                59,993          32,874          91,612          30,715
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations  $   119,795     $    53,840     $   142,671     $    42,912
-------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
  From net investment income                $   (55,401)    $   (24,833)    $   (78,924)    $   (21,704)
  In excess of net investment income               (486)           (925)         (1,057)           (538)
-------------------------------------------------------------------------------------------------------
Total distributions to shareholders         $   (55,887)    $   (25,758)    $   (79,981)    $   (22,242)
-------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
 interest (Note 3) --
  Proceeds from sale of shares              $   259,284     $   178,613     $ 1,273,838     $     1,712
  Net asset value of shares issued to
   shareholders in payment of distributions
   declared                                      35,659          14,816          29,422          18,008
  Cost of shares redeemed                      (533,910)       (523,120)       (757,671)       (104,139)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets from
 Fund share transactions                    $  (238,967)    $  (329,691)    $   545,589     $   (84,419)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets                              $  (175,059)    $  (301,609)    $   608,279     $   (63,749)
-------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------
At beginning of period                      $ 2,830,752     $ 1,338,766     $ 3,790,029     $ 1,034,263
-------------------------------------------------------------------------------------------------------
At end of period                            $ 2,655,693     $ 1,037,157     $ 4,398,308     $   970,514
-------------------------------------------------------------------------------------------------------

Accumulated distributions in excess of net
investment income included in net assets
-------------------------------------------------------------------------------------------------------
At end of period                            $      (486)    $    (1,217)    $    (1,057)    $      (744)
-------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997

                                                              TRADITIONAL   TRADITIONAL     TRADITIONAL
                                                              NEW JERSEY     NEW YORK          OHIO
                                                                LIMITED       LIMITED         LIMITED
INCREASE (DECREASE) IN NET ASSETS                                FUND          FUND            FUND
--------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                     $    23,120     $    12,825     $    57,414
  Net realized gain (loss) on investments                        (4,733)          3,859          (1,978)
  Net change in unrealized appreciation of investments           27,615          15,603          74,290
--------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $    46,002     $    32,287     $   129,726
--------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
  From net investment income                                $   (23,120)    $   (12,825)    $   (58,500)
  In excess of net investment income                                (44)           (332)           (519)
--------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         $   (23,164)    $   (13,157)    $   (59,019)
--------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
 interest (Note 3) --
  Proceeds from sale of shares                              $     2,710     $     3,070     $       643
  Net asset value of shares issued to
   shareholders in payment of distributions
   declared                                                       16,611           6,318          21,998
  Cost of shares redeemed                                       (18,346)       (106,943)       (159,002)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                              $       975     $   (97,555)    $  (136,361)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       $    23,813     $   (78,425)    $   (65,654)
--------------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------------
At beginning of period                                      $ 1,049,158     $   588,930     $ 2,740,337
--------------------------------------------------------------------------------------------------------
At end of period                                            $ 1,072,971     $   510,505     $ 2,674,683
--------------------------------------------------------------------------------------------------------

Accumulated distributions in excess of net
investment income included in net assets
--------------------------------------------------------------------------------------------------------
At end of period                                            $      (242)    $    (1,529)    $      (519)
--------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1997
                                             TRADITIONAL     TRADITIONAL    TRADITIONAL      TRADITIONAL
                                              CALIFORNIA     CONNECTICUT       FLORIDA        MICHIGAN
INCREASE (DECREASE) IN NET ASSETS            LIMITED FUND    LIMITED FUND   LIMITED FUND    LIMITED FUND
--------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                     $   152,810     $    65,733     $   144,286     $    68,818
  Net realized gain (loss) on investments       (41,130)         (3,645)        (56,054)         50,521
  Net change in unrealized appreciation
    of investments                                  525          (7,769)         (5,999)        (47,884)
--------------------------------------------------------------------------------------------------------
Net increase in net assets from operations  $   112,205     $    54,319     $    82,233     $    71,455
--------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
  From net investment income                $  (152,964)    $   (65,733)    $  (141,200)    $   (69,863)
  In excess of net investment income               --              (217)           --              --
--------------------------------------------------------------------------------------------------------
Total distributions to shareholders         $  (152,964)    $   (65,950)    $  (141,200)    $   (69,863)
--------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
 interest (Note 3) --
  Proceeds from sale of shares              $    62,614     $   149,595     $ 2,027,379     $    59,200
  Net asset value of shares issued
   to shareholders in payment of
   distributions declared                        92,031          50,892          61,784          53,615
  Cost of shares redeemed                    (2,083,220)       (578,017)       (565,599)     (1,420,338)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions              $(1,928,575)    $  (377,530)    $ 1,523,564     $(1,307,523)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       $(1,969,334)    $  (389,161)    $ 1,464,597     $(1,305,931)
--------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------
At beginning of year                        $ 4,800,086     $ 1,727,927     $ 2,325,432     $ 2,340,194
--------------------------------------------------------------------------------------------------------
At end of year                              $ 2,830,752     $ 1,338,766     $ 3,790,029     $ 1,034,263
--------------------------------------------------------------------------------------------------------

Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
--------------------------------------------------------------------------------------------------------
At end of year                              $       114     $      (292)    $     1,456     $      (206)
--------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1997

                                                             TRADITIONAL      TRADITIONAL   TRADITIONAL
INCREASE (DECREASE)                                           NEW JERSEY        NEW YORK       OHIO
IN NET ASSETS                                                LIMITED FUND     LIMITED FUND  LIMITED FUND
-------------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                     $    70,257     $    22,728     $   132,008
  Net realized gain on investments                                1,218           5,754          23,387
  Net change in unrealized appreciation of investments           (5,598)        (10,883)        (33,065)
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $    65,877     $    17,599     $   122,330
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
  From net investment income                                $   (70,257)    $   (22,728)    $  (132,600)
  In excess of net investment income                                (36)           (564)           --
  From net realized gain                                           --            (3,179)           --
-------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         $   (70,293)    $   (26,471)    $  (132,600)
-------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest (Note 3) --
    Proceeds from sale of shares                            $    82,125     $   162,377     $    33,472
    Net asset value of shares issued to
     shareholders in payment of distributions
     declared                                                    58,751          11,914          53,618
    Cost of shares redeemed                                    (994,022)         (1,126)       (879,609)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 Fund share transactions                                    $  (853,146)    $   173,165     $  (792,519)
-------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                       $  (857,562)    $   164,293     $  (802,789)
-------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------
At beginning of year                                        $ 1,906,720     $   424,637     $ 3,543,126
-------------------------------------------------------------------------------------------------------------
At end of year                                              $ 1,049,158     $   588,930     $ 2,740,337
-------------------------------------------------------------------------------------------------------------

Accumulated undistributed (distributions in excess of)
net investment income included in net assets
-------------------------------------------------------------------------------------------------------------
At end of year                                              $      (198)    $    (1,197)    $     1,086
-------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS  CONT'D
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                 TRADITIONAL CALIFORNIA LIMITED FUND                TRADITIONAL CONNECTICUT LIMITED FUND
                         --------------------------------------------------   ------------------------------------------------
                          SIX MONTHS ENDED    YEAR ENDED MARCH 31,            SIX MONTHS ENDED         YEAR ENDED MARCH 31,
                          SEPTEMBER 30, 1997 -----------------------------    SEPTEMBER 30, 1997 -------------------------------
                          (UNAUDITED)       1997      1996     1995    1994*   (UNAUDITED)     1997    1996     1995    1994**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
 of period                    $ 9.560    $ 9.650  $ 9.520  $ 9.570  $10.000     $ 9.530      $ 9.610  $ 9.460  $ 9.500  $10.000
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income         $ 0.214    $ 0.430  $ 0.376  $ 0.348  $ 0.098     $ 0.199      $ 0.414  $ 0.350  $ 0.344  $ 0.072
Net realized and unrealized
 gain (loss) on investments     0.252     (0.090)   0.124    0.003++ (0.400)      0.229       (0.079)   0.156    0.002++ (0.475)
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
 operations                   $ 0.466    $ 0.340  $ 0.500  $ 0.351  $(0.302)    $ 0.428      $ 0.335  $ 0.506  $ 0.346  $(0.403)
---------------------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income    $(0.214)   $(0.430) $(0.370) $(0.348) $(0.098)    $(0.201)     $(0.414)  $0.350)$ (0.344) $(0.072)
In excess of net investment
 income                        (0.002)      --       --     (0.053)  (0.030)     (0.007)      (0.001)  (0.006)  (0.042)  (0.025)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions           $(0.216)   $(0.430) $(0.370) $(0.401) $(0.128)    $(0.208)     $(0.415)  $(0.356)$(0.386) $(0.097)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of
 period                       $ 9.810    $ 9.560  $ 9.650  $ 9.520  $ 9.570     $ 9.750      $ 9.530  $ 9.610  $ 9.460  $ 9.500
---------------------------------------------------------------------------------------------------------------------------------

Total Return(1)                  4.91%      3.58%    5.39%    3.80%   (3.16)%      4.52%        3.54%    5.49%    3.78%   (4.14)%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  period (000 omitted)        $ 2,656    $ 2,831  $ 4,800  $ 7,970  $14,479     $ 1,037      $ 1,339  $ 1,728  $ 1,583  $ 2,051

Ratio of net expenses to
  average daily net assets(2)(3) 1.12%+     1.14%    1.54%    1.51%    1.48%+      1.39%+       1.27%    1.62%    1.37%    1.38%+

Ratio of net expenses to
average daily net assets,
after custodian fee
 reduction(2)                    1.10%+     1.13%    1.50%    --       --          1.37%+       1.23%    1.58%    --        --

Ratio of net investment income
 to average daily net assets     4.38%+     4.49%    3.90%    3.75%    2.91%+      4.15%+       4.32%    3.62%    3.70%    2.70%+

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(2)(3)                 2.03%+     1.52%    1.81%    1.81%    1.98%+      2.92%+       2.32%    2.88%    3.01%    2.78%+
  Expenses after custodian
   fee reduction(2)              2.01%+     1.51%    1.77%    --       --          2.90%+       2.28%    2.84%    --        --
  Net investment income          3.48%+     4.11%    3.63%    3.45%    2.41%+      2.63%+       3.27%    2.36%    2.06%    1.30%+
Net investment income
   per share                  $ 0.170    $ 0.394  $ 0.350  $ 0.320  $ 0.081     $ 0.126      $ 0.313  $ 0.228  $ 0.192  $  0.035
---------------------------------------------------------------------------------------------------------------------------------

 +   Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
 * For the period from the start of business, December 8, 1993, to March 31, 1994.
** For the period from the start of business, December 27, 1993, to March 31, 1994.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the year ended March 31, 1996 and periods thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of its corresponding Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS  CONT'D
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                               TRADITIONAL FLORIDA LIMITED FUND                 TRADITIONAL MICHIGAN LIMITED FUND
                         -------------------------------------------   -----------------------------------------------------
                          SIX MONTHS ENDED    YEAR ENDED MARCH 31,     SIX MONTHS ENDED         YEAR ENDED MARCH 31,
                          SEPTEMBER 30, 1997 -----------------------   SEPTEMBER 30, 1997 ----------------------------------
                          (UNAUDITED)       1997      1996     1995*   (UNAUDITED)        1997      1996     1995    1994**
----------------------------------------------------------------------------------------------------------------------------
Net asset value --
 Beginning of period          $ 9.560    $10.120  $10.070  $10.000       $ 9.600         $ 9.580  $ 9.480  $ 9.490  $10.000
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income         $ 0.230    $ 0.480  $ 0.451  $ 0.321       $ 0.210         $ 0.425  $ 0.376  $ 0.352  $ 0.100
Net realized and unrealized
  gain (loss) on investments    0.206     (0.181)   0.070++  0.088         0.206           0.025    0.095    0.039++ (0.484)
----------------------------------------------------------------------------------------------------------------------------
Total income from operations  $ 0.436    $ 0.299  $ 0.521  $ 0.409       $ 0.416         $ 0.450  $ 0.471  $ 0.391  $(0.384)
----------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------
From net investment income    $(0.233)   $(0.469) $(0.451) $(0.321)      $(0.211)        $(0.430) $(0.371) $(0.352) $(0.100)
In excess of net investment
 income                        (0.003)        --   (0.020)  (0.018)       (0.005)             --       --   (0.049)  (0.026)
----------------------------------------------------------------------------------------------------------------------------
Total distributions           $(0.236)   $(0.469) $(0.471) $(0.339)      $(0.216)        $(0.430) $(0.371) $(0.401) $(0.126)
----------------------------------------------------------------------------------------------------------------------------

Net asset value -- End
 of period                    $10.150    $ 9.950  $10.120  $10.070       $ 9.800         $ 9.600  $ 9.580  $ 9.480  $ 9.490
----------------------------------------------------------------------------------------------------------------------------

Total Return(1)                  4.41%      2.90%    5.33%    4.19%         4.36%           4.78%    5.10%    4.26%   (3.99)%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(000 omitted                  $ 4,398    $ 3,790  $ 2,325  $   241       $   971         $ 1,034  $ 2,340  $ 6,904  $ 8,874

Ratio of net expenses to
  average daily net
  assets(2)(3)                   0.95%+     0.76%    0.89%    0.74%+        1.40%+          1.42%    1.83%    1.56%    1.15%+

Ratio of net expenses to
  average daily net assets,
  after custodian fee
  reduction(2)                   0.93%+     0.74%    0.87%      --          1.37%+          1.39%    1.79%      --       --

Ratio of net investment
  income to average daily
  net assets                     4.51%+     4.73%    4.26%    4.52%+        4.32%+          4.45%    3.94%    3.80%    3.07%+

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income
  (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(2)(3)                 1.30%+     1.35%    2.48%   12.20%+        3.54%+          2.36%    2.15%    1.99%    2.35%+
  Expenses after custodian fee
   reduction(2)                  1.28%+     1.33%    2.46%      --          3.51%+          2.33%      --       --       --

Net investment income (loss)     4.16%+     4.14%    2.67%   (6.94)%+       2.18%+          3.51%    3.62%    3.37%    1.87%+
Net investment income (loss)
 per share                   $  0.212    $ 0.420  $ 0.283  $(0.506)      $ 0.106         $ 0.335  $ 0.345  $ 0.312  $ 0.061
-----------------------------------------------------------------------------------------------------------------------------

 +   Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
 *   For the period from the start of business, July 5, 1994, to March 31, 1995.
** For the period from the start of business, December 8, 1993, to March 31, 1994.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the year ended March 31, 1996 and periods thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of its corresponding Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                        TRADITIONAL NEW JERSEY LIMITED FUND                            TRADITIONAL NEW YORK LIMITED FUND
        ---------------------------------------------------------------------    -------------------------------------------------
                           SIX MONTHS ENDED                                      SIX MONTHS ENDED
                           SEPTEMBER 30,        YEAR ENDED MARCH 31,             SEPTEMBER 30,            YEAR ENDED MARCH 31,
                           1997           -----------------------------------    1997           ----------------------------------
                           (UNAUDITED)    1997        1996    1995       1994*   (UNAUDITED)     1997        1996        1995**
----------------------------------------------------------------------------------------------------------------------------------
Net asset value
-- Beginning of period      $  9.620    $  9.670   $  9.590  $ 9.570    $10.000    $ 10.050    $10.220     $ 10.030     $ 10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income       $  0.213    $  0.425   $  0.368  $ 0.345    $ 0.099    $  0.225    $ 0.459     $  0.465     $  0.325
Net realized and
 unrealized gain
 (loss) on
 investments                   0.210      (0.050)     0.077    0.071     (0.404)      0.341     (0.099)       0.196        0.051
----------------------------------------------------------------------------------------------------------------------------------
Total income
 (loss) from
 operations                 $  0.423    $  0.375   $  0.445  $ 0.416    $(0.305)   $  0.566    $ 0.360     $  0.661     $  0.376
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment
  income                    $ (0.213)   $ (0.425)  $ (0.365) $(0.345)   $(0.099)   $ (0.230)   $(0.459)    $ (0.465)    $ (0.325)
In excess of net
 investment income              --          --         --     (0.051)    (0.026)     (0.006)    (0.011)      (0.006)      (0.021)
From net
 realized gain
 on investments                 --          --         --      --          --          --       (0.060)       --           --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL
 DISTRIBUTIONS              $ (0.213)   $ (0.425)  $ (0.365) $(0.396)   $(0.125)   $ (0.236)   $(0.530)    $ (0.471)    $ (0.346)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
 -- END OF PERIOD           $  9.830    $  9.620   $  9.670  $ 9.590    $ 9.570    $ 10.380    $10.050     $ 10.220     $ 10.030
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                 4.43%       3.94%      4.77%    4.49%     (3.20)%      5.68%      3.58%        6.68%        3.87%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  period (000 omitted)      $  1,073    $  1,049   $  1,907  $ 3,306    $ 3,148    $    511    $   589     $    425     $    180
Ratio of net expenses
  to average daily
  net assets(2)(3)              1.17%+      1.13%      1.54%    1.61%      1.57%+      0.86%+     0.82%        0.61%        0.98%+

Ratio of net expenses to
  average daily net
  assets, after custodian
  fee reduction(2)              1.17%+      1.10%      1.52%   --          --          0.86%+     0.80%        0.58%        --
Ratio of net investment
  income to average
  daily net assets              4.35%+      4.40%      3.78%    3.62%      3.08%+      4.48%+     4.50%        4.52%        5.96%+

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(2)(3)                2.97%+      1.89%      2.30%    2.16%      2.88%+      4.22%+     4.29%        2.87%       28.54%+
  Expenses after
    custodian fee
    reduction(2)                2.97%+      1.86%      2.28%   --          --          4.22%+     4.27%        2.84%        --
  Net investment
    income (loss)               2.55%+      3.64%      3.02%    3.07%      1.77%+      1.12%+     1.04%        2.26%      (21.60)%+
Net investment
  income (loss)
  per share                 $  0.125    $  0.351   $  0.291  $ 0.293    $ 0.057    $  0.056    $ 0.107     $  0.233     $ (1.178)
----------------------------------------------------------------------------------------------------------------------------------

  +  Annualized.
  *  For the period from the start of business, December 8, 1993, to March 31, 1994.
 **  For the period from the start of business, July 6, 1994, to March 31, 1995.
(1)  Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2)  Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3)  The expense ratios for the year ended March 31, 1996 and periods thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of its corresponding Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                                      TRADITIONAL OHIO LIMITED FUND
                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED                               YEAR ENDED MARCH 31,
                                        SEPTEMBER 30, 1997     --------------------------------------------------------------------
                                        (UNAUDITED)               1997           1996                 1995             1994*
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period     $  9.590            $  9.610        $  9.530             $  9.500         $  10.000
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                      $  0.207           $   0.424        $  0.358             $  0.358         $   0.095
Net realized and unrealized gain (loss)
  on investments                              0.256               (0.019)         0.088                0.068            (0.473)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS        $  0.463           $   0.405        $  0.446             $  0.426         $  (0.378)
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                 $ (0.211)          $  (0.425)       $ (0.358)            $ (0.358)        $  (0.095)
In excess of net investment income           (0.002)                 --          (0.008)              (0.038)           (0.027)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        $ (0.213)          $  (0.425)       $ (0.366)            $ (0.396)        $  (0.122)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD           $  9.840           $   9.590        $  9.610             $  9.530         $   9.500
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                4.86%               4.27%           4.81%                4.63%            (3.91)%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)    $  2,675            $  2,740           $  3,543          $  5,090          $  5,795
Ratio of net expenses to average daily
  net assets(2)(3)                             1.50%+              1.49%              2.01%             1.60%             1.27%+
Ratio of net expenses to average daily
  net assets, after custodian fee
  reduction(2)                                 1.50%+              1.46%              1.99%               --                --
Ratio of net investment income to
  average daily net assets                     4.25%+              4.40%              3.70%             3.81%             3.04%+

+    The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(2)(3)                               1.77%+              1.58%                                2.10%             1.95%+
  Expenses after custodian fee reduction(2)    1.77%+              1.55%                                  --                --
  Net investment income                        3.97%+              4.31%                                3.32%             2.36%+
Net investment income per share            $  0.193            $  0.415                             $  0.311          $  0.074
-----------------------------------------------------------------------------------------------------------------------------------
  +  Annualized.
  *  For the period from the start of business, December 8, 1993, to March 31, 1994.
(1)  Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2)  Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3)  The expense ratios for the year ended March 31, 1996 and periods thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of its corresponding Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Investment Trust (the "Trust") is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of twenty-three Funds, seven of which are included in these financial statements. They include EV Traditional California Limited Maturity Municipals Fund ("Traditional California Limited Fund"), EV Traditional Connecticut Limited Maturity Municipals Fund ("Traditional Connecticut Limited Fund"), EV Traditional Florida Limited Maturity Municipals Fund ("Traditional Florida Limited Fund"), EV Traditional Michigan Limited Maturity Municipals Fund ("Traditional Michigan Limited Fund"), EV Traditional New Jersey Limited Maturity Municipals Fund ("Traditional New Jersey Limited Fund"), EV Traditional New York Limited Maturity Municipals Fund ("Traditional New York Limited Fund"), and EV Traditional Ohio Limited Maturity Municipals Fund ("Traditional Ohio Limited Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Traditional California Limited Fund invests its assets in the California Limited Maturity Municipals Portfolio, the Traditional Connecticut Limited Fund invests its assets in the Connecticut Limited Maturity Municipals Portfolio, the Traditional Florida Limited Fund invests its assets in the Florida Limited Maturity Municipals Portfolio, the Traditional Michigan Limited Fund invests its assets in the Michigan Limited Maturity Municipals Portfolio, the Traditional New Jersey Limited Fund invests its assets in the New Jersey Limited Maturity Municipals Portfolio, the Traditional New York Limited Fund invests its assets in the New York Limited Maturity Municipals Portfolio, and the Traditional Ohio Limited Fund invests its assets in the Ohio Limited Maturity Municipals Portfolio. The value of each Fund's investments in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (6.9%, 9.7%, 5.4%, 7.4%, 2.1%, 0.6%, and 9.9% at September 30, 1997 for the Traditional California Limited Fund, Traditional Connecticut Limited Fund, Traditional Florida Limited Fund, Traditional Michigan Limited Fund, Traditional New Jersey Limited Fund, Traditional New York Limited Fund, and Traditional Ohio Limited Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1997, the Funds, for federal income tax purposes had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

  The amounts and expiration dates of the capital loss carryovers are as follows:

  FUND                                           AMOUNT         EXPIRES
  ------------------------------------------------------------------------------
  Traditional California Limited Fund            $  19,388      March 31, 2005
                                                   373,739      March 31, 2004
                                                   116,865      March 31, 2003
  Traditional Connecticut Limited Fund               2,392      March 31, 2005
                                                    49,875      March 31, 2004
                                                    37,427      March 31, 2003
                                                     6,885      March 31, 2002
  Traditional Florida Limited Fund                  32,164      March 31, 2005
  Traditional Michigan Limited Fund                280,688      March 31, 2004
                                                   164,025      March 31, 2003
  Traditional New Jersey Limited Fund               81,999      March 31, 2004
                                                    17,690      March 31, 2003
  Traditional Ohio Limited Fund                    134,780      March 31, 2004
                                                   144,732      March 31, 2003
                                                    13,519      March 31, 2002

  Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years beginning on the date each Fund commenced operations.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  G Other -- Investment transactions are accounted for on a trade date basis.

  H Interim Financial Information -- The interim financial statements relating to September 30, 1997 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders
  -----------------------------------------------------------------------------
  The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3 Shares of Beneficial Interest
  -----------------------------------------------------------------------------
  The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                         TRADITIONAL CALIFORNIA LIMITED FUND
                                                         ------------------------------------
                                                        SIX MONTHS ENDED
                                                      SEPTEMBER 30, 1997           YEAR ENDED
                                                             (UNAUDITED)       MARCH 31, 1997
  -------------------------------------------------------------------------------------------------
Sales                                                             26,495                6,491
Issued to shareholders electing to receive
  payments of distributions in Fund shares                         3,670                9,563
Redemptions                                                      (55,628)            (217,252)
  -------------------------------------------------------------------------------------------------
NET DECREASE                                                     (25,463)            (201,198)
  -------------------------------------------------------------------------------------------------

                                                         TRADITIONAL CONNECTICUT LIMITED FUND
                                                         ------------------------------------
                                                        SIX MONTHS ENDED
                                                      SEPTEMBER 30, 1997           YEAR ENDED
                                                             (UNAUDITED)       MARCH 31, 1997
  -------------------------------------------------------------------------------------------------
Sales                                                             18,347               15,533
Issued to shareholders electing to receive
  payments of distributions in Fund shares                         1,532                5,314
Redemptions                                                      (53,963)             (60,149)
  -------------------------------------------------------------------------------------------------
NET DECREASE                                                     (34,084)             (39,302)
  -------------------------------------------------------------------------------------------------

                                                         TRADITIONAL FLORIDA LIMITED FUND
                                                  -------------------------------------------------
                                                        SIX MONTHS ENDED
                                                      SEPTEMBER 30, 1997           YEAR ENDED
                                                             (UNAUDITED)       MARCH 31, 1997
  -------------------------------------------------------------------------------------------------
Sales                                                            125,486              201,090
Issued to shareholders electing to receive
  payments of distributions in Fund shares                         2,912                6,139
Redemptions                                                      (75,992)             (56,181)
  -------------------------------------------------------------------------------------------------
NET INCREASE                                                      52,406              151,048
  -------------------------------------------------------------------------------------------------

                                                         TRADITIONAL MICHIGAN LIMITED FUND
                                                  -------------------------------------------------
                                                        SIX MONTHS ENDED
                                                      SEPTEMBER 30, 1997           YEAR ENDED
                                                             (UNAUDITED)       MARCH 31, 1997
  -------------------------------------------------------------------------------------------------
Sales                                                                176                6,136
Issued to shareholders electing to receive
  payments of distributions in Fund shares                         1,851                5,594
Redemptions                                                      (10,733)            (148,234)
  -------------------------------------------------------------------------------------------------
NET DECREASE                                                      (8,706)            (136,504)
  -------------------------------------------------------------------------------------------------

                                                         TRADITIONAL NEW JERSEY LIMITED FUND
                                                  -------------------------------------------------
                                                        SIX MONTHS ENDED
                                                      SEPTEMBER 30, 1997           YEAR ENDED
                                                             (UNAUDITED)       MARCH 31, 1997
  -------------------------------------------------------------------------------------------------
Sales                                                                278                8,460
Issued to shareholders electing to receive payment
  of distributions in Fund shares                                  1,702                6,091
Redemptions                                                       (1,890)            (102,694)
  -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)                                               90              (88,143)
  -------------------------------------------------------------------------------------------------

                                                          TRADITIONAL NEW YORK LIMITED FUND
                                                  -------------------------------------------------
                                                        SIX MONTHS ENDED
                                                      SEPTEMBER 30, 1997           YEAR ENDED
                                                             (UNAUDITED)       MARCH 31, 1997
  -------------------------------------------------------------------------------------------------
Sales                                                                300               15,975
Issued to shareholders electing to receive
  payments of distributions in Fund shares                           616                1,173
Redemptions                                                      (10,339)                (111)
  -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)                                           (9,423)              17,037
  -------------------------------------------------------------------------------------------------

                                                          TRADITIONAL OHIO LIMITED FUND
                                                  -------------------------------------------------
                                                        SIX MONTHS ENDED
                                                      SEPTEMBER 30, 1997           YEAR ENDED
                                                             (UNAUDITED)       MARCH 31, 1997
  -------------------------------------------------------------------------------------------------
Sales                                                                 67                3,456
Issued to shareholders electing to receive
  payments of distributions in Fund shares                         2,255                5,570
Redemptions                                                      (16,348)             (92,004)
  -------------------------------------------------------------------------------------------------
NET DECREASE                                                     (14,026)             (82,978)
  -------------------------------------------------------------------------------------------------

4 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds for the six months ended September 30, 1997, $11,414, $7,765, $6,065, $10,735, $9,565, $9,624, and $3,673 of expenses related to the operation of the Traditional California Limited Fund, Traditional Connecticut Limited Fund, Traditional Florida Limited Fund, Traditional Michigan Limited Fund, Traditional New Jersey Limited Fund, Traditional New York Limited Fund, and Traditional Ohio Limited Fund, respectively, were allocated on a preliminary basis to EVM. Certain officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR.

5 Service Plan
  ------------------------------------------------------------------------------
  Each Fund has adopted a Service Plan designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Service Plans provide that each Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), Authorized Firms, and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. For the six months ended September 30, 1997, Traditional California Limited Fund, Traditional Connecticut Limited Fund, Traditional Florida Limited Fund, Traditional Michigan Limited Fund, Traditional New Jersey Limited Fund, Traditional New York Limited Fund, and Traditional Ohio Limited Fund paid or accrued service fees of $1,892, $898, $1,715, $754, $797, $344, and $2,028, respectively.

  Certain officers and Trustees of the Funds are officers or directors of EVD.

6 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended September 30, 1997, were as follows:

  TRADITIONAL CALIFORNIA LIMITED FUND
  ---------------------------------------------------------------------------
  Increases                                                        $  287,447
  Decreases                                                           587,184

  TRADITIONAL CONNECTICUT LIMITED FUND
  ---------------------------------------------------------------------------
  Increases                                                        $  193,015
  Decreases                                                           546,501

  TRADITIONAL FLORIDA LIMITED FUND
  ---------------------------------------------------------------------------
  Increases                                                        $1,294,143
  Decreases                                                           822,743

  TRADITIONAL MICHIGAN LIMITED FUND
  ---------------------------------------------------------------------------
  Increases                                                        $   23,728
  Decreases                                                           128,234

  TRADITIONAL NEW JERSEY LIMITED FUND
  ---------------------------------------------------------------------------
  Increases                                                        $   19,529
  Decreases                                                            40,692

  TRADITIONAL NEW YORK LIMITED FUND
  ---------------------------------------------------------------------------
  Increases                                                        $   23,574
  Decreases                                                           125,908

  TRADITIONAL OHIO LIMITED FUND
  ---------------------------------------------------------------------------
  Increases                                                        $    6,720
  Decreases                                                           214,505

California Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Unaudited)
-------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------------      Principal
                 Standard       Amount
Moody's          & Poor's       (000 omitted) Security                                          Value
--------------------------------------------------------------------------------------------------------------

Cogeneration -- 3.9%
--------------------------------------------------------------------------------------------------------------
NR               BBB              $  1,500    Central Valley Financing Authority,
                                              Cogeneration, 5.20%, 7/1/99                       $  1,527,795
--------------------------------------------------------------------------------------------------------------

                                                                                                $  1,527,795
--------------------------------------------------------------------------------------------------------------

Electric Utilities -- 4.6%
--------------------------------------------------------------------------------------------------------------
A2               A+               $  1,000    California Pollution Control Financing
                                              Authority, (Southern California Edison Co.),
                                              Series D, 6.85%,
                                              12/1/08                                           $  1,061,250

Baa1             BBB+                  750    Puerto Rico Electric Power Authority, 5.50%,
                                              7/1/14                                                 759,533
--------------------------------------------------------------------------------------------------------------

                                                                                                $  1,820,783
--------------------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 8.3%
--------------------------------------------------------------------------------------------------------------
NR               NR               $  1,400    California Health Facilities, (Sisters of
                                              Providence), Prerefunded to
                                              10/1/00, 7.50%, 10/1/10                           $  1,559,040

NR               AAA                 1,500    San Bernadino, CA, Certificates of
                                              Participation Prerefunded to
                                              8/1/01, 7.00%, 8/1/28                                1,685,085
--------------------------------------------------------------------------------------------------------------

                                                                                                $  3,244,125
--------------------------------------------------------------------------------------------------------------

General Obligations -- 0.6%
--------------------------------------------------------------------------------------------------------------
NR               NR               $    225    Eastern Plumas, CA, Health Care, (District
                                              Hospital), 7.50%, 8/1/07                          $    226,006
--------------------------------------------------------------------------------------------------------------

                                                                                                $    226,006
--------------------------------------------------------------------------------------------------------------

Hospitals -- 1.0%
--------------------------------------------------------------------------------------------------------------
NR               BBB+             $    400    Stockton, CA, Health Facilities, (Dameron
                                              Hospital), 5.70%,
                                              12/1/14                                           $    402,232
--------------------------------------------------------------------------------------------------------------

                                                                                                $   402,232
--------------------------------------------------------------------------------------------------------------

Housing -- 4.0%
--------------------------------------------------------------------------------------------------------------
Aaa              NR               $  1,500    Corona, CA, Single Family Mortgage, 6.05%, 5/
                                              1/27                                              $  1,558,875
--------------------------------------------------------------------------------------------------------------

                                                                                                $  1,558,875
--------------------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 5.2%
--------------------------------------------------------------------------------------------------------------
A3               A                $  2,000    California Pollution Control Financing
                                              Authority, (Browning Ferris Industry, Inc.),
                                              Series A, 5.80%, 12/1/16                          $  2,040,200
--------------------------------------------------------------------------------------------------------------

                                                                                                $  2,040,200
--------------------------------------------------------------------------------------------------------------

Insured - Electric Utilities -- 6.4%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,500    Sacramento Municipal Utility District,
                                              (AMBAC), 5.60%, 8/15/16                           $  1,543,485

Aaa              AAA                 1,000    Southern California Public Power Authority
                                              Project, (AMBAC), 5.00%, 7/1/17                        963,460
--------------------------------------------------------------------------------------------------------------

                                                                                                $  2,506,945
--------------------------------------------------------------------------------------------------------------

Insured - General Obligations -- 12.5%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,080    Fillmore, CA, Unified School District,
                                              (FGIC), 0.00%, 7/1/15                             $    423,025

Aaa              AAA                 2,000    Mt. Diablo, CA, School District (AMBAC),
                                              5.70%, 8/1/14                                        2,094,599

Aaa              AAA                 2,000    San Mateo County, CA, Transportation
                                              District, (MBIA), 5.00%, 6/1/13                      2,011,760

Aaa              AAA                   705    Ukiah, CA, Unified School District, (FGIC),
                                              0.00%, 8/1/10                                          369,357
--------------------------------------------------------------------------------------------------------------

                                                                                                $  4,898,741
--------------------------------------------------------------------------------------------------------------

Insured - Hospitals -- 19.9%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,000    ABAG Finance Authority Certificate of
                                              Participation, (Stanford University
                                              Hospital), (MBIA), 5.13%,
                                              11/1/05                                           $  1,046,760

Aaa              AAA                 1,500    ABAG Finance Authority Certificates of
                                              Participation, (Stanford University
                                              Hospital), (MBIA), 4.90%,
                                              11/1/03                                              1,551,750

Aaa              AAA                 1,250    California Health Facilities Financing
                                              Authority, (Catholic Health West), (AMBAC),
                                              5.00%, 7/1/14                                        1,223,538

Aaa              AAA                 1,500    Loma Linda, CA, Hospital Revenue, (MBIA),
                                              5.00%, 12/1/13                                       1,478,640

Aaa              AAA                 1,900    Riverside County, CA, (Riverside County
                                              Hospital Project), (MBIA), 0.00%, 6/1/21               523,013

Aaa              AAA                 1,000    Riverside County, CA, (Riverside County
                                              Hospital Project), (MBIA], 5.00%, 6/1/19               955,340

Aaa              AAA                 1,000    Tri City, CA, Hospital District, (MBIA),
                                              5.63%, 2/15/17                                       1,022,410
--------------------------------------------------------------------------------------------------------------

                                                                                                $  7,801,451
--------------------------------------------------------------------------------------------------------------

Insured - Lease Revenue / Certificates of
Participation -- 6.1%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,355    California State Public Works Board -
                                              Department of Corrections (AMBAC), 5.25%, 12/
                                              1/13                                              $  1,395,962

Aaa              AAA                 1,000    San Francisco, CA, State Building Authority,
                                              Civic Center Complex, Lease Revenue Bonds,
                                              (AMBAC), 5.25%, 12/1/16                                998,730
--------------------------------------------------------------------------------------------------------------

                                                                                                $  2,394,692
--------------------------------------------------------------------------------------------------------------

Insured - Special Tax Revenue -- 3.4%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,250    Los Angeles Metropolitan Transportation
                                              Authority Sales Tax, (AMBAC), 5.70%, 7/1/12       $  1,316,975
--------------------------------------------------------------------------------------------------------------

                                                                                                $  1,316,975
--------------------------------------------------------------------------------------------------------------

Insured - Transportation -- 7.0%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $    750    San Francisco, CA, City and County Airports,
                                              (AMBAC), (AMT), 5.00%, 1/1/12(1)                  $    737,565

Aaa              AAA                 1,500    San Francisco, CA, City and County Airports,
                                              (MBIA), 5.60%, 5/1/13                                1,545,345

Aaa              AAA                 1,000    San Joaquin Hills, CA, Transportation
                                              Corridor Agency Bridge & Toll Road, (MBIA),
                                              0.00%, 1/15/12(1)                                      476,810
--------------------------------------------------------------------------------------------------------------

                                                                                                $  2,759,720
--------------------------------------------------------------------------------------------------------------

Insured - Water and Sewer -- 2.5%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,000    Central Coast Water Authority, (AMBAC),
                                              5.00%, 10/1/13                                    $    990,230
--------------------------------------------------------------------------------------------------------------

                                                                                                $    990,230
--------------------------------------------------------------------------------------------------------------

Lease Revenue / Certificates of
Participation -- 3.9%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,500    California State Public Works, (California
                                              Community College), (AMBAC), 5.63%, 3/1/16        $  1,545,840
--------------------------------------------------------------------------------------------------------------

                                                                                                $  1,545,840
--------------------------------------------------------------------------------------------------------------

Nursing Homes -- 5.3%
--------------------------------------------------------------------------------------------------------------
NR               A                $  2,000    California Statewide Communities Development
                                              Corporation, (Pacific Homes), 5.90%, 4/1/09       $  2,084,800
--------------------------------------------------------------------------------------------------------------

                                                                                                $  2,084,800
--------------------------------------------------------------------------------------------------------------

Water and Sewer -- 5.4%
--------------------------------------------------------------------------------------------------------------
A1               A                $  2,000    The City of Los Angeles Wastewater System,
                                              6.90%, 6/1/08(2)(3)                               $  2,124,019
--------------------------------------------------------------------------------------------------------------

                                                                                                $  2,124,019
--------------------------------------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
  (identified cost $37,438,471)                                                                 $ 39,243,429
--------------------------------------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

(1) When-issued security.

(2) Security has been segregated to cover when-issued securities.

(3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 57.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 2.0% to 30.8% of total investments.

Connecticut Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------------     Principal
                 Standard      Amount
Moody's          & Poor's      (000 omitted)      Security                                        Value
--------------------------------------------------------------------------------------------------------------

Colleges and Universities -- 1.4%
--------------------------------------------------------------------------------------------------------------
Baa3             BBB-          $140               Connecticut State Health and Educational
                                                  Facilities, (Sacred Heart University),
                                                  6.00%, 7/1/08                                  $   146,945
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   146,945
--------------------------------------------------------------------------------------------------------------

Education -- 12.0%
--------------------------------------------------------------------------------------------------------------
Baa1             BBB+          $750               State of Connecticut Health and Education
                                                  Facilities Authority (HEFA), (Fairfield
                                                  University), 6.90%, 7/1/14(1)                  $   778,949

NR               BBB-           500               State of Connecticut HEFA, (Quinnipiac
                                                  College), 6.00%,
                                                  7/1/13                                             506,745
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,285,694
--------------------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.6%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA           $250               South Central Connecticut Regional Water
                                                  Authority (AMBAC), Prerefunded to 8/1/01,
                                                  6.50%, 8/1/07                                  $   274,563
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   274,563
--------------------------------------------------------------------------------------------------------------

General Obligations -- 14.4%
--------------------------------------------------------------------------------------------------------------
Baa1             A             $500               Commonwealth of Puerto Rico Aqueduct and
                                                  Sewer Authority, 5.00%, 7/1/19                 $   472,710

Aa2              AA             250               Danbury, CT, 5.00%, 8/1/17                         245,663

Aa3              NR             200               North Haven, CT, 5.00%, 9/1/16                     195,682

Aa               NR             190               Norwich, CT, 5.00%, 8/1/14                         188,070

Aa               NR             190               Norwich, CT, 5.00%, 8/1/15                         187,123

Aa3              AA             190               State of Connecticut, 0.00%,
                                                  11/15/10                                            99,944

Aa3              AA-            150               State of Connecticut, 5.125%,
                                                  8/15/11                                            151,109
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,540,301
--------------------------------------------------------------------------------------------------------------

Hospitals -- 5.7%
--------------------------------------------------------------------------------------------------------------
NR               BBB-          $555               Connecticut HEFA, (New Britain Hospital),
                                                  7.50%, 7/1/06                                  $   604,511
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   604,511
--------------------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 8.4%
--------------------------------------------------------------------------------------------------------------
A1               NR            $625               Connecticut Development Authority, (Frito
                                                  Lay), 6.375%, 7/1/04                           $   635,199

Baa3             BBB-           250               Puerto Rico Port Authority (American
                                                  Airlines), 6.25%, 6/1/26                           267,565
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   902,764
--------------------------------------------------------------------------------------------------------------

Insured - Colleges and Universities -- 2.2%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA           $240               University of Connecticut, (FGIC), 5.00%,
                                                  2/1/15                                         $   236,429
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   236,429
--------------------------------------------------------------------------------------------------------------

Insured - Education -- 3.7%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA           $400               Connecticut State Health and Educational
                                                  Facilities, (Choate Rosemary Hall),
                                                  (MBIA), 5.00%,
                                                  7/1/14                                         $   394,172
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   394,172
--------------------------------------------------------------------------------------------------------------

Insured - Electric Utilities -- 2.6%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA           $250               Connecticut Municipal Electric Authority,
                                                  (MBIA), 6.00%, 1/1/07                          $   276,313
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   276,313
--------------------------------------------------------------------------------------------------------------

Insured - General Obligations -- 14.9%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA           $250               Brandford, CT (FGIC), 5.40%,
                                                  2/15/14                                        $   253,988

Aaa              AAA            500               Bridgeport, CT (AMBAC), 6.00%,
                                                  9/1/06                                             551,490

Aaa              AAA            300               Connecticut Regional School District,
                                                  (MBIA), 5.00%, 6/15/16                             294,969

Aaa              AAA            500               Old Saybrook, CT (AMBAC), 4.10%, 8/15/01           498,635
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,599,082
--------------------------------------------------------------------------------------------------------------

Insured - Hospitals -- 6.6%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA           $150               Connecticut HEFA, (Greenwich Hospital),
                                                  (MBIA), 5.75%,
                                                  7/1/06                                         $   162,527

Aaa              AAA            250               Connecticut HEFA, (MBIA), 5.25%,
                                                  7/1/11                                             252,230

Aaa              AAA            300               Connecticut State Health and Educational
                                                  Facilities, (Middlesex Health Services),
                                                  (MBIA), 5.125%, 7/1/17(2)                          290,739
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   705,496
--------------------------------------------------------------------------------------------------------------

Insured - Life Care -- 7.1%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA           $470               Connecticut HEFA, (St. Raphael Hospital),
                                                  (AMBAC), 5.10%,
                                                  7/1/07                                         $   486,398

Aaa              AAA            250               Connecticut HEFA, (Stamford Hospital),
                                                  (MBIA), 6.50%,
                                                  7/1/06                                             271,843
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   758,241
--------------------------------------------------------------------------------------------------------------

Insured - Miscellaneous -- 5.1%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA           $500               Woodstock, CT Special Obligation Bonds,
                                                  (AMBAC), 7.00%, 3/1/07                         $   544,340
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   544,340
--------------------------------------------------------------------------------------------------------------

Insured - Transportation -- 8.2%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA           $750               Connecticut State Airport Bonds, (Bradley
                                                  International Airport), (FGIC), 7.40%,
                                                  10/1/04                                        $   878,917
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   878,917
--------------------------------------------------------------------------------------------------------------

Solid Waste -- 2.3%
--------------------------------------------------------------------------------------------------------------
NR               A-            $250               Eastern Connecticut Resources Recovery
                                                  Authority, (Wheelabrator Lisbon), (AMT),
                                                  5.00%, 1/1/03                                  $   249,330
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   249,330
--------------------------------------------------------------------------------------------------------------

Water and Sewer -- 2.8%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA           $300               Connecticut State Clean Water Revenue,
                                                  4.875%, 5/1/09                                 $   300,558
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   300,558
--------------------------------------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
  (identified cost $10,272,445)                                                                  $10,697,656
--------------------------------------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

(1) Security has been segregated to cover when-issued securities.

(2) When-issued security.

The Portfolio invests primarily in debt securitites issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 50.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 12.8% to 22.0% of total investments.

Florida Limited Maturity Municipals Portfolio as of September 30, 1997
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------------       Principal
                 Standard        Amount
Moody's          & Poor's        (000 omitted) Security                                          Value
------------------------------------------------------------------------------------------------------------
Electric Utilities -- 11.8%
------------------------------------------------------------------------------------------------------------
Aa               AA-              $  2,000    City of Tallahassee, Electric Refunding
                                              Bonds, 5.90%, 10/1/05                             $  2,159,940
Aa               AA                  1,000    Gainesville, FL, Electric Utility, 5.00%, 10/1/16      969,000
Aa               AA                  3,000    Gainesville, FL, Utility System Revenue,
                                              5.00%, 10/1/15                                       2,920,140
Aa1              AA                  1,000    Jacksonville Electric Authority,
                                              (St. John's River Power Park), 5.25%, 10/1/20          977,800
Aa1              AA                  2,500    Jacksonville, FL, Electric Authority, (Johns
                                              River Power Park), 5.38%, 10/1/16                    2,506,450
------------------------------------------------------------------------------------------------------------
                                                                                                $  9,533,330
------------------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 8.0%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,015    Dade County, FL, Educational Facilities
                                              Authority, (MBIA) Prerefunded to 10/1/01,
                                              7.00%, 10/1/08                                    $  1,138,099
Aaa              AAA                 1,500    Florida Department of Natural Resources,
                                              Preservation 2000, (MBIA), Prerefunded to
                                              7/1/98, 7.25%, 7/1/08                                1,567,815
Aaa              AA-                 2,250    Orlando Utility Community Water and Electric,
                                              Prerefunded to 10/1/01, 6.50%, 10/1/20               2,481,773
Baa1             AAA                 1,250    Puerto Rico Aqueduct and Sewer Authority,
                                              Prerefunded to 7/1/98, 7.88%, 7/1/17                 1,313,363
------------------------------------------------------------------------------------------------------------
                                                                                                $  6,501,050
------------------------------------------------------------------------------------------------------------

General Obligations -- 30.2%
------------------------------------------------------------------------------------------------------------
Aa2              AA+              $  4,000    Florida State Board of Education, 5.00%, 6/1/14   $  3,959,599
Aa2              AA+                 2,000    Florida State Board of Education, 5.00%, 6/1/15      1,942,740
Aa2              AA+                 3,000    Florida State Board of Education, 5.55%, 6/1/11      3,138,180
Aaa              AAA                 4,000    Manatee County, FL, (FGIC), 4.75%, 10/1/13           3,810,240
Aa/AA            VMIG1/A1            1,000    Memphis, TN, Series 1995A, 4.15%, 8/1/07             1,002,915
Baa1             A-                  2,000    Puerto Rico Municipal Finance Agency, 5.50%,
                                              7/1/01                                               2,076,940
Baa1             A                   1,000    Puerto Rico Public Building Authority, Gtd.
                                              Public Education and Health Facilities,
                                              6.50%, 7/1/03                                        1,088,030
Aa               AA+                 3,000    State of Florida, 5.00%, 7/1/11                      3,017,130
Aa2              AA+                 3,000    State of Florida Board of Education, 4.75%,
                                              6/1/17                                               2,789,340
NR               NR                  1,500    Virgin Islands Public Finance Authority,
                                              (V.I. General Obligations/Matching Loan Fund
                                              Notes), 6.80%, 10/1/00                               1,593,300
------------------------------------------------------------------------------------------------------------
                                                                                                $ 24,418,414
------------------------------------------------------------------------------------------------------------

Hospitals -- 3.3%
------------------------------------------------------------------------------------------------------------
NR               BBB+             $  1,250    Escambia County, FL, Health Facilities
                                              Authority, (Baptist Hospital, Inc. and
                                              Baptist Manor, Inc.), 6.00%, 10/1/14              $  1,283,763
Baa1             NR                    425    Jacksonville Health Facilities Authority
                                              (National Benevolent Association - Cypress
                                              Village), 6.00%, 12/1/98                               431,214
Baa1             NR                    450    Jacksonville Health Facilities Authority,
                                              (National Benevolent Association - Cypress
                                              Village), 6.25%, 12/1/99                               462,321
Baa1             NR                    480    Jacksonville Health Facilities Authority,
                                              (National Benevolent Association - Cypress
                                              Village), 6.50%, 12/1/00                               499,963
------------------------------------------------------------------------------------------------------------
                                                                                                $  2,677,261
------------------------------------------------------------------------------------------------------------

Housing -- 0.7%
------------------------------------------------------------------------------------------------------------
Baa              BBB              $    600    Puerto Rico Housing Bank and Finance Agency,
                                              5.10%, 12/1/03                                    $    602,256
------------------------------------------------------------------------------------------------------------
                                                                                                $    602,256
------------------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.7%
------------------------------------------------------------------------------------------------------------
Baa2             BBB              $  2,000    Polk County, FL, Industrial Development
                                              Authority, (IMC Fertilizer), (AMT), 7.53%,
                                              1/1/15                                            $  2,167,860
------------------------------------------------------------------------------------------------------------
                                                                                                $  2,167,860
------------------------------------------------------------------------------------------------------------

Insured - Cogeneration -- 2.6%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  2,000    Dade County, FL, Resource Recovery
                                              Facilities, (AMBAC) (AMT), 5.30%, 10/1/07         $  2,090,020
------------------------------------------------------------------------------------------------------------
                                                                                                $  2,090,020
------------------------------------------------------------------------------------------------------------

Insured - General Obligations -- 4.4%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,500    Dade County Local School District, (FGIC),
                                              Prerefunded to 8/1/01, 6.00%, 8/1/06              $  1,597,650
Aaa              AAA                 2,000    Dade County Local School District, (MBIA),
                                              5.00%, 2/15/15                                       1,970,220
------------------------------------------------------------------------------------------------------------
                                                                                                $  3,567,870
------------------------------------------------------------------------------------------------------------

Insured - Hospitals -- 12.7%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  4,000    Jacksonville Health Facilities Authority,
                                              (Baptist Medical Center), (MBIA),
                                              7.25%, 6/1/05(1)                                  $  4,270,359
Aaa              AAA                 2,500    Naples, FL, (Naples Community Hospital Inc.),
                                              (MBIA), 5.50%, 10/1/16                               2,518,475
Aaa              AAA                 2,450    North Broward, FL, Hospital District, (MBIA),
                                              5.25%, 1/15/17                                       2,403,205
Aaa              AAA                 1,000    Orange County Health Facilities Authority,
                                              (Adventist Health System/Sunbelt Inc,),
                                              (CGIC), 5.50%, 11/15/02                              1,054,150
------------------------------------------------------------------------------------------------------------
                                                                                                 $10,246,189
------------------------------------------------------------------------------------------------------------

Insured - Housing -- 3.1%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,240    Florida Housing Finance Agency, (Leigh
                                              Meadows Apartments), (AMBAC), 5.85%, 9/1/10       $  1,299,074
Aaa              AAA                 1,140    Florida Housing Finance Agency, (Stottert
                                              Arms Apartments), (AMBAC), 5.90%, 9/1/10             1,198,995
------------------------------------------------------------------------------------------------------------
                                                                                                $  2,498,069
------------------------------------------------------------------------------------------------------------

Insured - Industrial Development Revenue -- 1.9%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,500    Pinellas County, FL, (MBIA), 5.13%, 10/1/04       $  1,544,430
------------------------------------------------------------------------------------------------------------
                                                                                                $  1,544,430
------------------------------------------------------------------------------------------------------------
Insured - Lease Revenue / Certificates of
Participation -- 1.3%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,000    Palm Beach County, FL, Criminal Justice
                                              Facilities, (FGIC), 5.38%, 6/1/10                 $  1,055,010
------------------------------------------------------------------------------------------------------------
                                                                                                $  1,055,010
------------------------------------------------------------------------------------------------------------

Insured - Special Tax Revenue -- 2.9%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  2,345    Orange County, FL, Tourist Development Tax,
                                              (MBIA), 5.00%, 10/1/14                            $  2,321,175
------------------------------------------------------------------------------------------------------------
                                                                                                $  2,321,175
------------------------------------------------------------------------------------------------------------

Insured - Transportation -- 6.6%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  2,000    Dade County, FL, Seaport Revenue, (MBIA),
                                              5.13%, 10/1/16                                    $  1,974,420
Aaa              AAA                 3,120    Hillsborough County Aviation Authority,
                                              (Tampa International Airport), (FGIC), 6.85%,
                                              10/1/06                                              3,335,904
------------------------------------------------------------------------------------------------------------
                                                                                                $  5,310,324
------------------------------------------------------------------------------------------------------------

Insured - Water and Sewer -- 6.6%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  2,000    Dade County, FL, Water and Sewer Revenue,
                                              (FGIC), 5.25%, 10/1/11                            $  2,046,540
Aaa              AAA                 2,000    Manatee County, FL, Public Utilities, (MBIA),
                                              6.75%, 10/1/04                                       2,284,500
Aaa              AAA                 1,000    Pasco County, FL, Water and Sewer Revenue,
                                              (FGIC), 5.40%, 10/1/03                               1,057,650
------------------------------------------------------------------------------------------------------------
                                                                                                $  5,388,690
------------------------------------------------------------------------------------------------------------

Nursing Homes -- 1.2%
------------------------------------------------------------------------------------------------------------
NR               NR               $  1,000    Volusia County, FL, (Beverly Enterprises),
                                              5.88%, 7/1/07                                     $    999,160
------------------------------------------------------------------------------------------------------------
                                                                                                $    999,160
------------------------------------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
  (identified cost $77,729,712)                                                                  $80,921,108
------------------------------------------------------------------------------------------------------------
AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the
       Federal Alternative Minimum Tax.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of issuers of the debt securities to meet thier obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments at September
30, 1997, 42.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.3% to 27.2% of total investments.

                                      See notes to financial statements

Michigan Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Unaudited)
-------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
-------------------------      Principal
                 Standard      Amount
Moody's          & Poor's      (000 omitted)  Security                                            Value
--------------------------------------------------------------------------------------------------------------

Economic Development Revenue -- 1.2%
--------------------------------------------------------------------------------------------------------------
NR               BB-                $  150    Michigan State Strategic Fund, 6.25%, 8/1/12       $   150,894
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   150,894
--------------------------------------------------------------------------------------------------------------

Education -- 1.9%
--------------------------------------------------------------------------------------------------------------
Aa2              NR                 $  250    Oakland County, MI, (Cranbrook Educational
                                              Community Project), 5.00%, 11/1/17                 $   238,115
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   238,115
--------------------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 9.7%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $1,000    Grand Ledge, MI, Public School District,
                                              (MBIA), Prerefunded to
                                              5/1/04, 7.875%, 5/1/11                             $ 1,211,660
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,211,660
--------------------------------------------------------------------------------------------------------------

General Obligations -- 10.0%
--------------------------------------------------------------------------------------------------------------
Baa2             BBB                $  650    Detroit, MI, 6.25%, 4/1/05                         $   704,964

Baa2             BBB                   495    Detroit, MI, 6.40%, 4/1/05                             541,476
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,246,440
--------------------------------------------------------------------------------------------------------------

Hospitals -- 16.0%
--------------------------------------------------------------------------------------------------------------
Baa1             NR                 $  525    Flint, MI Hospital Authority, (Hurley Medical
                                              Center), 6.00%, 7/1/05                             $   541,637

A2               A+                    470    Marquette Michigan Hospital Finance
                                              Authority, 6.625%, 4/1/07                              470,823

NR               BBB                   100    Michigan Hospital Finance Authority, (Central
                                              MI Community Hospital), 6.00%, 10/1/05                 106,394

NR               BBB                   100    Michigan Hospital Finance Authority, (Central
                                              MI Community Hospital), 6.10%, 10/1/06                 107,222

NR               BBB                   225    Michigan Hospital Finance Authority, (Central
                                              MI Community Hospital), 6.20%, 10/1/07                 243,106

NR               BBB                   500    Michigan State Hospital (Gratiot Community
                                              Hospital), 6.10%,
                                              10/1/07                                                524,650
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,993,832
--------------------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 5.6%
--------------------------------------------------------------------------------------------------------------
Baa3             BBB-               $  500    Puerto Rico Port Authority (American
                                              Airlines), 6.25%, 6/1/26                           $   535,130

NR               BB-                   170    Richmond, MI Economic Development Corp., (K-
                                              MART), 6.30%, 1/1/99                                   171,005
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   706,135
--------------------------------------------------------------------------------------------------------------

Insured - Colleges and Universities -- 3.5%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $  450    Michigan State University, Agriculture and
                                              Applied Sciences, (AMBAC), 5.125%, 2/15/16         $   442,769
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   442,769
--------------------------------------------------------------------------------------------------------------

Insured - General Obligations -- 16.2%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $  500    Detroit, MI, School District, (AMBAC), 6.50%,
                                              5/1/10                                             $   574,970

Aaa              AAA                   500    Hartland, MI, School District, (FGIC),
                                              5.125%, 5/1/17                                         490,465

Aaa              AAA                 1,000    Wixom MI, (AMBAC), 4.75%,
                                              5/1/11(1)                                              965,000
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 2,030,435
--------------------------------------------------------------------------------------------------------------

Insured - Industrial Development Revenue /
Pollution Control Revenue -- 4.4%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $  500    Monroe County, MI, (The Detroit Edison Co.),
                                              (AMBAC), (AMT), 6.35%, 12/1/04                     $   551,120
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   551,120
--------------------------------------------------------------------------------------------------------------

Lease Revenue / Certificates of
Participation -- 4.3%
--------------------------------------------------------------------------------------------------------------
A1               AA-                $  500    State of Michigan Building Authority, 6.10%,
                                              10/1/01                                            $   533,910
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   533,910
--------------------------------------------------------------------------------------------------------------

Life Care -- 2.5%
--------------------------------------------------------------------------------------------------------------
NR               BBB                $  300    Kalamazoo, MI, (Friendship Village), 6.125%,
                                              5/15/17                                            $   308,649
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   308,649
--------------------------------------------------------------------------------------------------------------

Miscellaneous -- 1.2%
--------------------------------------------------------------------------------------------------------------
NR               NR                 $  150    Pittsfield Township, MI, EDC, (Arbor Hospice
                                              Project), 7.875%,
                                              8/15/27                                            $   147,459
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   147,459
--------------------------------------------------------------------------------------------------------------

Nursing Homes -- 3.3%
--------------------------------------------------------------------------------------------------------------
NR               NR                 $  395    Michigan Hospital Finance Authority,
                                              (Presbyterian Villages), 6.20%,
                                              1/1/06                                             $   417,934
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   417,934
--------------------------------------------------------------------------------------------------------------

Solid Waste -- 3.0%
--------------------------------------------------------------------------------------------------------------
Ba1              BBB-               $  350    Central Wayne, MI, Sanitation Authority,
                                              6.40%, 7/1/06                                      $   369,625
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   369,625
--------------------------------------------------------------------------------------------------------------

Special Tax Revenue -- 12.7%
--------------------------------------------------------------------------------------------------------------
NR               BBB+               $1,000    Battle Creek, MI Downtown Development
                                              Authority, 6.65%,
                                              5/1/02                                             $ 1,082,557

NR               A-                  2,000    Detroit, MI, Downtown Development Authority
                                              Tax Increment, 0.00%,
                                              7/1/21                                                 503,740
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,586,297
--------------------------------------------------------------------------------------------------------------

Water and Sewer -- 4.5%
--------------------------------------------------------------------------------------------------------------
Aa1              AA+                $  500    Michigan Municipal Bond Authority, 7.00%, 10/
                                              1/02                                               $   561,025
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   561,025
--------------------------------------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
  (identified cost $11,663,301)                                                                  $12,496,299
--------------------------------------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 24.1% of such securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 3.9% to 20.3% of total investments.

New Jersey Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Unaudited)
-------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
-------------------------      Principal
                 Standard      Amount
Moody's          & Poor's      (000 omitted)  Security                                           Value
--------------------------------------------------------------------------------------------------------------
Assisted Living -- 1.3%
--------------------------------------------------------------------------------------------------------------
NR               NR                 $  650    New Jersey Economic Development Authority,
                                              8.00%, 10/1/07                                     $   667,667
--------------------------------------------------------------------------------------------------------------

                                                                                                 $  667,667
--------------------------------------------------------------------------------------------------------------

Cogeneration -- 8.3%
--------------------------------------------------------------------------------------------------------------
NR               BBB-               $2,250    New Jersey Economic Development Authority,
                                              Heating and Cooling, (Trigen-Trenton), (AMT),
                                              6.10%, 12/1/05                                     $ 2,397,398

NR               BB+                 1,135    New Jersey EDA, (Vineland Cogeneration)
                                              (AMT), 7.88%,
                                              6/1/19                                               1,244,198

NR               NR                    550    Port Authority of New York and New Jersey,
                                              (KIAC Project), (AMT), 6.50%, 10/1/01                  583,682
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 4,225,278
--------------------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.4%
--------------------------------------------------------------------------------------------------------------
Aaa              NR                 $2,030    New Jersey Economic Development Authority,
                                              0.00%, 12/15/12                                    $   923,711

Baa1             AAA                 1,735    Puerto Rico Aqueduct and Sewer Authority,
                                              Prerefunded to 7/1/98, 7.88%, 7/1/17                 1,822,947
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 2,746,658
--------------------------------------------------------------------------------------------------------------

General Obligations -- 14.9%
--------------------------------------------------------------------------------------------------------------
A3               AA                 $2,195    Jersey City, NJ, School District, 6.25%,
                                              10/1/10                                            $  2,491,083

Baa1             A                   3,000    Puerto Rico Public Buildings Authority,
                                              5.25%, 7/1/21                                        2,924,249

Aa3              AA-                 1,000    South Brunswick, NJ, 7.12%,
                                              7/15/02                                              1,123,090

Aaa              AA+                 1,000    Union County, NJ, 5.00%, 2/1/10                      1,024,010
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 7,562,432
--------------------------------------------------------------------------------------------------------------

Hospitals -- 4.4%
--------------------------------------------------------------------------------------------------------------
A3               A-                 $  340    New Jersey Health Care Facilities Financing
                                              Authority (Atlantic City Medical Care
                                              Center), 6.25%,
                                              7/1/00                                             $   356,878

A3               A-                  1,000    New Jersey Health Care Facilities Financing
                                              Authority, (Atlantic City Medical Care
                                              Center), 6.45%,
                                              7/1/02                                               1,079,190

A3               A-                    750    New Jersey Health Care Facilities Financing
                                              Authority, (Atlantic City Medical Care
                                              Center), 6.55%,
                                              7/1/03                                             $   820,943
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 2,257,011
--------------------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.3%
--------------------------------------------------------------------------------------------------------------
Aa3              NR                 $  610    New Jersey Economic Development Authority,
                                              LOC: Bank of Paris, (AMT), 6.00%, 12/1/02          $   637,298

NR               NR                    500    New Jersey EDA, Holt Hauling and Warehousing
                                              System, Inc., 7.90%, 3/1/27                            552,410
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,189,708
--------------------------------------------------------------------------------------------------------------

Insured - Education -- 2.1%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $1,000    New Jersey State Educational Facilities,
                                              (Seton Hall University) (FGIC), 6.10%, 7/1/01      $ 1,065,610
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,065,610
--------------------------------------------------------------------------------------------------------------

Insured - Electric Utilities -- 2.1%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $1,000    Middlesex County, NJ, Utility Authority,
                                              (FGIC), 6.10%, 12/1/01                             $ 1,073,890
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,073,890
--------------------------------------------------------------------------------------------------------------

Insured - General Obligations -- 25.8%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $1,000    Atlantic City, NJ, Board of Education,
                                              (AMBAC), 6.00%, 12/1/02(1)                         $ 1,085,210

Aaa              AAA                   500    City of Elizabeth, Union County, NJ, (MBIA),
                                              6.10%, 11/15/99                                        521,990

Aaa              AAA                   500    City of Elizabeth, Union County, NJ, (MBIA),
                                              6.20%, 11/15/02                                        536,990

Aaa              AAA                 1,175    Edison, NJ, (AMBAC), 4.70%,
                                              1/1/04                                               1,194,012

Aaa              AAA                 1,200    Kearney, NJ, (FSA), 6.50%,
                                              2/1/04                                               1,318,776

Aaa              AAA                   725    Monroe Township, NJ, Board of Education,
                                              (FGIC), 5.20%, 8/1/11                                  749,425

Aaa              AAA                   825    Monroe Township, NJ, Board of Education,
                                              (FGIC), 5.20%, 8/1/14                                  841,970

Aaa              AAA                   850    Roselle, NJ, (MBIA), 4.65%,
                                              10/15/03                                               865,215

Aaa              AAA                 1,000    South Brunswick Township, NJ, Board of
                                              Education, (FGIC), 6.40%, 8/1/03                   $ 1,106,760

Aaa              AAA                 1,100    South River, NJ, School District, (FGIC),
                                              5.00%, 12/1/09                                       1,129,227

Aaa              AAA                 2,000    Washington Township, NJ, Board of Education,
                                              5.13%, 2/1/15                                        2,001,620

Aaa              AAA                 1,585    West Deptford Township, NJ, (AMBAC), 5.90%,
                                              3/1/09                                               1,750,062
--------------------------------------------------------------------------------------------------------------

                                                                                                 $13,101,257
--------------------------------------------------------------------------------------------------------------

Insured - Hospitals -- 7.1%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $1,910    New Jersey Health Care Facilities Financing
                                              Authority, (Dover General Hospital and
                                              Medical Center), (MBIA), 7.00%, 7/1/04             $ 2,188,822

Aaa              AAA                 1,300    New Jersey Health Care Facilities, (AHS
                                              Hospital Corp.), (AMBAC), 6.00%, 7/1/12              1,429,402
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 3,618,224
--------------------------------------------------------------------------------------------------------------

Insured - Solid Waste -- 0.5%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $  250    The Bergen County Utilities Authority, Solid
                                              Waste System, (FGIC), 6.00%, 6/15/02               $   268,143
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   268,143
--------------------------------------------------------------------------------------------------------------

Insured - Transportation -- 7.9%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $1,000    New Jersey Turnpike Authority, (FSA), 5.90%,
                                              1/1/03                                             $ 1,070,560

Aaa              AAA                   895    New Jersey Turnpike Authority, (FSA), 6.40%,
                                              1/1/02                                                 966,904

Aaa              AAA                 2,000    Port Authority of New York and New Jersey,
                                              (AMBAC), 5.13%, 7/15/14                              2,001,900
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 4,039,364
--------------------------------------------------------------------------------------------------------------

Insured - Water and Sewer -- 1.2%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $  565    Pennsville, NJ, (MBIA), 0.00%,
                                              11/1/16                                            $   209,349

Aaa              AAA                   565    Pennsville, NJ, (MBIA), 0.00%,
                                              11/1/17                                                198,739

Aaa              AAA                   565    Pennsville, NJ, (MBIA), 0.00%,
                                              11/1/18                                                187,507
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   595,595
--------------------------------------------------------------------------------------------------------------

Life Care -- 4.5%
--------------------------------------------------------------------------------------------------------------

Baa2             NR                 $  500    Camden County, NJ, 5.60%,
                                              2/15/07                                            $   511,490

NR               NR                    310    New Jersey EDA, (Cadbury Corp.), 8.00%,
                                              7/1/15                                                 332,856

Baa2             BBB                 1,380    New Jersey Health Care Facilities Financing
                                              Authority, 5.75%,
                                              7/1/08                                               1,435,448
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 2,279,794
--------------------------------------------------------------------------------------------------------------

Solid Waste -- 5.7%
--------------------------------------------------------------------------------------------------------------
A1               AA-                $  500    Gloucester County Improvement Authority of
                                              New Jersey (Landfill), 5.40%, 9/1/00               $   517,835

B1               NR                    300    The Atlantic County Utilities Authority (New
                                              Jersey), Solid Waste System, 7.00%, 3/1/08             306,849

A1               NR                    300    The Passaic County Utilities Authority (New
                                              Jersey), Solid Waste Disposal, 5.70%, 3/1/98           302,382

NR               BB                  1,700    Union County, NJ, Utilities Authority, (AMT),
                                              7.20%, 6/15/14                                       1,753,771
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 2,880,837
--------------------------------------------------------------------------------------------------------------

Transportation -- 6.5%
--------------------------------------------------------------------------------------------------------------
A1               AA-                $1,000    Port Authority of New York and New Jersey,
                                              5.38%, 10/15/16                                    $   994,670

A1               AA-                   500    Port Authority of New York and New Jersey,
                                              5.50%, 7/1/06                                          530,235

Baa3             BBB-                1,625    Port Authority of New York and New Jersey,
                                              (Delta Airlines), 6.95%,
                                              6/1/08                                               1,771,933
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 3,296,838
--------------------------------------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
  (identified cost $48,296,307)                                                                  $50,868,306
--------------------------------------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 46.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 6.6% to 14.7% of total investments.

New York Limited Maturity Municipals Portfolio as of September 30, 1997

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
-------------------------        Principal
                 Standard        Amount
Moody's          & Poor's        (000 omitted) Security                                          Value
------------------------------------------------------------------------------------------------------------
Airlines -- 4.9%
------------------------------------------------------------------------------------------------------------
A                A                $  4,000    New York, NY, IDA, (Terminal One Group),
                                              6.00%, 1/1/07                                     $  4,275,800
------------------------------------------------------------------------------------------------------------
                                                                                                $  4,275,800
------------------------------------------------------------------------------------------------------------

Cogeneration -- 1.2%
------------------------------------------------------------------------------------------------------------
NR               NR                 $  950    Port Authority of New York and New Jersey,
                                              (KIAC Project), (AMT), 6.50%, 10/1/01             $  1,008,178
------------------------------------------------------------------------------------------------------------
                                                                                                $  1,008,178
------------------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.4%
------------------------------------------------------------------------------------------------------------
NR               AA-              $  2,000    Power Authority of the State of New York,
                                              Prerefunded to 1/1/98, 8.00%, 1/1/17              $  2,061,080
------------------------------------------------------------------------------------------------------------
                                                                                                $  2,061,080
------------------------------------------------------------------------------------------------------------

General Obligations -- 4.2%
------------------------------------------------------------------------------------------------------------
A2               A                $  2,000    State of New York, 5.25%,
                                              7/15/09                                           $  2,057,980

Baa1             BBB+                1,500    The City of New York, 6.38%,
                                              8/1/06                                               1,604,565
------------------------------------------------------------------------------------------------------------
                                                                                                $  3,662,545
------------------------------------------------------------------------------------------------------------

Hospitals -- 4.7%
------------------------------------------------------------------------------------------------------------

Baa1             BBB+             $  2,000    Dormitory Authority of New York, Department
                                              of Health, 5.38%, 7/1/08                          $  2,051,580
Baa1             A-                  1,000    New York State Dormitory Authority, (Mental
                                              Health), 5.30%, 2/15/04                              1,032,110
Baa              NR                  1,000    New York State Dormitory Authority, (Nyack
                                              Hospital), 6.00%, 7/1/06                             1,061,730
------------------------------------------------------------------------------------------------------------
                                                                                                $  4,145,420
------------------------------------------------------------------------------------------------------------

Housing -- 11.1%
------------------------------------------------------------------------------------------------------------
A1               AA               $  2,500    New York City Housing Development Corp.,
                                              6.00%, 11/1/03                                    $  2,664,725
Aa               AA                  4,000    New York City Housing Development Corp.,
                                              (Multi-Family), 5.625%, 5/1/12                       4,097,560
Aa2              NR                  1,500    New York State Mortgage Agency Revenue,
                                              6.45%, 10/1/21                                       1,599,300
Aa2              NR               $  1,300    New York State Mortgage Agency, Homeowner
                                              Mtg. Bond Ser. 65, 5.20%, 10/1/08                 $  1,314,001
------------------------------------------------------------------------------------------------------------
                                                                                                $  9,675,586
------------------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.1%
------------------------------------------------------------------------------------------------------------
Baa3             BBB-             $  1,700    Puerto Rico Port Authority (American
                                              Airlines), 6.25%, 6/1/26                          $  1,819,442
------------------------------------------------------------------------------------------------------------
                                                                                                $  1,819,442
------------------------------------------------------------------------------------------------------------

Insured - Education -- 3.7%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,075    Dormitory Authority of the State of New York,
                                              (Mt. Sinai School of Medicine), (MBIA),
                                              6.75%, 7/1/09                                     $  1,180,071
Aaa              AAA                 2,000    Dormitory Authority of the State of New York,
                                              (State University), (AMBAC), 5.25%, 5/15/10          2,076,680
------------------------------------------------------------------------------------------------------------
                                                                                                $  3,256,751
------------------------------------------------------------------------------------------------------------

Insured - Electric Utilities -- 6.2%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  5,000    New York State Energy Research and
                                              Development Authority, (Central Hudson Gas),
                                              (FGIC), 7.38%, 10/1/14                            $  5,431,799
------------------------------------------------------------------------------------------------------------
                                                                                                $  5,431,799
------------------------------------------------------------------------------------------------------------

Insured - Health Services -- 1.2%
------------------------------------------------------------------------------------------------------------
NR               AAA              $  1,000    New York State Dormitory Authority, (Wesley
                                              Health Nursing Home) (FHA), 5.85%, 8/1/26         $  1,050,510
------------------------------------------------------------------------------------------------------------
                                                                                                $  1,050,510
------------------------------------------------------------------------------------------------------------

Insured - Hospitals -- 8.7%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  4,450    New York State Medical Care Facilities
                                              Finance Agency, (New York State Hospital),
                                              (AMBAC), 6.10%, 2/15/04                           $  4,848,231
Aaa              AAA                 2,500    New York State Medical Care Facilities
                                              Finance Agency, (New York State Hospital),
                                              (AMBAC), 6.20%, 2/15/05                              2,757,475
------------------------------------------------------------------------------------------------------------
                                                                                                $  7,605,706
------------------------------------------------------------------------------------------------------------

Insured - Lease Revenue / Certificates of
Participation -- 0.6%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $    500    City University of New York, (John Jay
                                              College), (AMBAC), 5.00%, 8/15/08                 $    509,215
------------------------------------------------------------------------------------------------------------
                                                                                                $    509,215
------------------------------------------------------------------------------------------------------------

Insured - Transportation -- 5.5%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  2,240    Metropolitan Transportation Authority for the
                                              City of New York, (FGIC), 5.70%, 7/1/10           $  2,382,442
Aaa              AAA                 2,290    Triborough Bridge and Tunnel Authority,
                                              (FGIC), 5.80%, 1/1/02                                2,428,431
------------------------------------------------------------------------------------------------------------
                                                                                                $  4,810,873
------------------------------------------------------------------------------------------------------------

Insured - Water and Sewer -- 1.2%
------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  1,000    New York City Municipal Water Finance
                                              Authority, (AMBAC), 5.80%, 6/15/03                $  1,069,400
------------------------------------------------------------------------------------------------------------
                                                                                                $  1,069,400
------------------------------------------------------------------------------------------------------------

Lease Revenue / Certificates of
Participation -- 14.0%
------------------------------------------------------------------------------------------------------------
Baa1             BBB+             $  2,180    New York State Energy Research Development
                                              Authority, (Western NY Nuclear Service Center
                                              Project), 6.00%, 4/1/06                           $  2,345,135
Baa              BBB+                5,000    New York State Housing Finance Agency, 6.38%,
                                              11/1/03                                              5,416,599
NR               BBB                 1,485    New York State Thruway Authority, 0.00%, 1/1/04      1,098,499
Baa1             BBB+                1,000    New York State Urban Development Corp.,
                                              (Youth Facilities), 5.75%, 4/1/10                    1,047,170
Aaa              AAA                 2,250    New York Urban Development Corp., 5.50%, 7/1/16      2,297,430
------------------------------------------------------------------------------------------------------------
                                                                                                $ 12,204,833
------------------------------------------------------------------------------------------------------------

Life Care -- 1.2%
------------------------------------------------------------------------------------------------------------
NR               NR                 $  500    Glen Cove, IDA (Regency at Glen Cove), 9.50%,
                                              7/1/12                                            $    500,000
NR               NR                    560    Glen Cove, IDA (Regency at Glen Cove) NY,
                                              9.50%, 7/1/99                                          560,000
------------------------------------------------------------------------------------------------------------
                                                                                                $  1,060,000
------------------------------------------------------------------------------------------------------------

Special Tax Revenue -- 5.1%
------------------------------------------------------------------------------------------------------------
A3               A+               $  4,500    New York Local Government Assistance Corp.,
                                              5.25%, 4/1/16                                     $  4,494,690
------------------------------------------------------------------------------------------------------------
                                                                                                $  4,494,690
------------------------------------------------------------------------------------------------------------

Transportation -- 14.3%
------------------------------------------------------------------------------------------------------------
Baa1             BBB+             $  3,300    New York State Thruway Authority, Local
                                              Highway and Bridge, 5.25%, 4/1/13                 $  3,251,853
Baa1             BBB+                1,000    New York State Thruway Authority, Local
                                              Highway and Bridge, (AMT), 5.75%, 4/1/16             1,021,340
A1               AA-                 3,000    Port Authority of New York and New Jersey,
                                              (AMT), 6.00%, 7/1/14                                 3,192,450
Baa3             BBB-                2,875    Port Authority of New York and New Jersey,
                                              (Delta Airlines), 6.95%, 6/1/08                      3,134,958
Aa               A+                  2,000    Triborough Bridge and Tunnel Authority,
                                              General Purpose Bonds, 5.20%, 1/1/27(1)              1,935,620
------------------------------------------------------------------------------------------------------------
                                                                                               $  12,536,221
------------------------------------------------------------------------------------------------------------

Water and Sewer -- 7.7%
------------------------------------------------------------------------------------------------------------
A2               A-               $  5,000    New York City Municipal Water Finance
                                              Authority, 5.125%, 6/15/21                        $  4,771,950
A2               A-                  1,825    New York City Municipal Water Finance
                                              Authority, 5.70%, 6/15/02                            1,927,948
------------------------------------------------------------------------------------------------------------
                                                                                                $  6,699,898
------------------------------------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
  (identified cost $84,164,940)                                                                 $ 87,377,947
------------------------------------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the
       Federal Alternative Minimum Tax.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

The portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at
September 30, 1997, 27.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1.4% to 12.9% of total investments.

                                      See notes to financial statements

Ohio Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Unaudited)
-------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
-------------------------        Principal
                 Standard        Amount
Moody's          & Poor's        (000 omitted) Security                                           Value
--------------------------------------------------------------------------------------------------------------

Colleges and Universities -- 1.1%
--------------------------------------------------------------------------------------------------------------
A2               NR                 $  300    Ohio State Higher Educational Facility, (John
                                              Carroll University), 5.50%, 4/1/10                 $   311,139
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   311,139
--------------------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 7.8%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $  650    Clermont County, OH, Water Works, (AMBAC),
                                              Prerefunded to
                                              12/1/01, 6.625%, 12/1/16                           $   720,993

NR               NR                    350    Cuyahoga County, OH, (Judson Retirement
                                              Community), 8.875%, 11/15/19                           392,970

Baa1             AAA                 1,000    Puerto Rico Aqueduct and Sewer Authority,
                                              Prerefunded to 7/1/98, 7.875%, 7/1/17                1,050,690
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 2,164,653
--------------------------------------------------------------------------------------------------------------

General Obligations -- 10.2%
--------------------------------------------------------------------------------------------------------------
Aa2              NR                 $  500    Hamilton County, OH, 5.00%,
                                              12/1/16                                            $   493,295

NR               NR                    300    Kings County, OH, Local School District,
                                              7.60%, 12/1/10                                         346,488

Aa3              NR                    250    Oak Hills, OH, 5.60%, 12/1/17                          254,973

A3               NR                  1,000    Wauseon, OH, School District, 7.25%, 12/1/10
                                              (1)                                                  1,111,030

NR               NR                    595    Youngstown, OH, County School District,
                                              6.40%, 7/1/00                                          615,188
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 2,820,974
--------------------------------------------------------------------------------------------------------------

Hospitals -- 13.3%
--------------------------------------------------------------------------------------------------------------
A                A                  $1,000    Erie County Hospital Improvement (Fireland
                                              Community Hospital Project), 6.75%, 1/1/08         $ 1,086,830

Baa1             BBB                   500    Hamilton County, OH Health System (Providence
                                              Hospital Project), 6.00%, 7/1/01                       518,430

NR               NR                    955    Mt. Vernon Ohio Hospital, (Knox Community
                                              Hospital), 7.875%,
                                              6/1/12                                                 981,014

Aa2              NR                  1,000    Warren County, OH, Hospital Facilities,
                                              (Otterbein Homes Project), 7.20%, 7/1/11             1,092,380
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 3,678,654
--------------------------------------------------------------------------------------------------------------

Housing -- 6.0%
--------------------------------------------------------------------------------------------------------------
NR               NR                 $  300    Cuyahoga County, OH, (Rolling Hills Apts.),
                                              8.00%, 1/1/28                                      $   297,240

NR               AAA                 1,000    Cuyahoga County, OH, Multifamily Housing,
                                              (National Terminal Apts. Project), 6.40%,
                                              7/1/16                                               1,060,540

NR               NR                    300    Lucas County, OH, Economic Development
                                              Multifamily Housing (County Creek Project
                                              (AMT), 8.00%, 7/1/26                                   293,673
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,651,453
--------------------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 10.3%
--------------------------------------------------------------------------------------------------------------
NR               NR                 $  500    Cuyahoga County, OH, (Rock and Roll Hall of
                                              Fame), 5.45%,
                                              12/1/05                                            $   515,915

NR               NR                    250    Cuyahoga County, OH, (Rock and Roll Hall of
                                              Fame), 5.85%,
                                              12/1/08                                                264,095

NR               A-                  1,020    Ohio Economic Development Commission, (ABS
                                              Industries) (AMT), 6.00%, 6/1/04                     1,100,835

NR               A-                    645    Ohio Economic Development Commission, (Ohio
                                              Enterprise Bond Fund - Progress Plastics
                                              Products), (AMT), 6.80%, 12/1/01                       687,402

NR               NR                    250    Ohio Solid Waste Revenue, Republic Engineered
                                              Steels Inc., (AMT), 9.00%, 6/1/21                      259,938
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 2,828,185
--------------------------------------------------------------------------------------------------------------

Insured - Colleges and Universities -- 1.8%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $  500    University of Cincinnati, (MBIA), 5.00%,
                                              6/1/17                                             $   483,555
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   483,555
--------------------------------------------------------------------------------------------------------------

Insured - Education -- 3.5%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $1,000    Ohio State Public Facilities Commission,
                                              (Higher Educational Facilities), (AMBAC),
                                              4.30%, 12/1/08                                     $   951,450
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   951,450
--------------------------------------------------------------------------------------------------------------

Insured - Electric Utilities -- 1.8%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $  500    Cleveland, OH, Public Power System, (MBIA),
                                              5.125%, 11/15/18                                   $   490,170
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   490,170
--------------------------------------------------------------------------------------------------------------

Insured - General Obligations -- 30.6%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $1,000    Cleveland, OH, (MBIA), 6.50%, 11/15/01(1)          $ 1,086,620

Aaa              AAA                   500    Cleveland, OH, (MBIA), 5.00%,
                                              8/1/18                                                 480,570

Aaa              AAA                   500    Commonwealth of Puerto Rico, (MBIA), 5.375%,
                                              7/1/21                                                 499,620

Aaa              AAA                   225    Finneytown, OH, Local School District,
                                              (FGIC), 6.15%, 12/1/11                                 254,707

Aaa              AAA                   500    Forest Hills, OH, Local School District,
                                              (MBIA), 6.00%, 12/1/09                                 556,440

Aaa              AAA                 1,000    North Olmsted, OH (AMBAC), 5.00%, 12/1/16              978,220

Aaa              AAA                 1,500    Southwest Licking Ohio School Facilities
                                              Improvement, (FGIC), 7.10%, 12/1/16                  1,752,225

Aaa              AAA                   500    Strongsville, OH, City School District,
                                              (MBIA), 5.375%, 12/1/12                                523,810

Aaa              AAA                 1,500    West Clermont, OH, School District, (AMBAC),
                                              6.90%, 12/1/12(2)                                    1,732,153

Aaa              AAA                   500    West Clermont, OH, School District, (AMBAC),
                                              7.125%, 12/1/19                                        578,120
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 8,442,485
--------------------------------------------------------------------------------------------------------------

Insured - Hospitals -- 1.9%
--------------------------------------------------------------------------------------------------------------

Aaa              AAA                $  500    Cuyahoga County, OH, (Metrohealth System),
                                              (MBIA), 5.50%,
                                              2/15/12(3)                                         $   523,030
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   523,030
--------------------------------------------------------------------------------------------------------------

Insured - Lease Revenue / Certificates of
Participation -- 3.4%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA                $  500    Cleveland, OH, (Cleveland Stadium Project),
                                              (AMBAC), 5.25%,
                                              11/15/17                                           $   496,285

Aaa              AAA                   400    Cleveland, OH, (Cleveland Stadium Project),
                                              (AMBAC), 6.00%,
                                              11/15/08                                               442,796
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   939,081
--------------------------------------------------------------------------------------------------------------

Life Care -- 4.3%
--------------------------------------------------------------------------------------------------------------
VMIG-1           NR                 $  500    Hamilton County, OH, Hospital Facilities
                                              Revenue, (Retirement Homes), 5.00%, 7/1/15         $   507,995

NR               BBB-                  680    Marion County, OH, Health Care Facilities,
                                              (United Church Homes Project), 5.25%,
                                              11/15/98                                               684,182
--------------------------------------------------------------------------------------------------------------

                                                                                                 $ 1,192,177
--------------------------------------------------------------------------------------------------------------

Nursing Homes -- 2.5%
--------------------------------------------------------------------------------------------------------------
NR               NR                 $  300    Fairfield, OH, Economic Development Revenue,
                                              (Beverly Enterprises Project), 8.50%, 1/1/03       $   328,221

NR               NR                    295    Greene County, OH, First Mortgage, (Fairview
                                              Extended Care), 10.125%, 1/1/11                        354,664
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   682,885
--------------------------------------------------------------------------------------------------------------

Special Tax Revenue -- 1.5%
--------------------------------------------------------------------------------------------------------------
NR               NR                 $  403    Columbus, OH, Special Assessment, 6.05%,
                                              9/15/05                                            $   415,766
--------------------------------------------------------------------------------------------------------------

                                                                                                 $   415,766
--------------------------------------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
  (identified cost $26,423,054)                                                                  $27,575,657
--------------------------------------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

(1) Security has been segregated to cover when-issued securities.

(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3) When-issued security.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 43.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 7.3% to 21.4% of total investments.


Limited Maturity Municipals Portfolio as of September 30, 1997
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 1997

                                                                   CALIFORNIA        CONNECTICUT        FLORIDA      MICHIGAN
                                                                    LIMITED            LIMITED          LIMITED       LIMITED
                                                                   PORTFOLIO          PORTFOLIO        PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments --
  Identified cost                                                  $37,438,471       $10,272,445       $77,729,712   $11,663,301
  Unrealized appreciation                                           1,804,958           425,211         3,191,396       832,998
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value (Note 1A)                                    $39,243,429       $10,697,656       $80,921,108   $12,496,299
-----------------------------------------------------------------------------------------------------------------------------------
Cash                                                               $       93        $  106,895        $      572    $      215
Receivable for investments sold                                          --                --                --         495,092
Interest receivable                                                   605,665           144,037         1,693,674       275,605
Receivable for daily variation
  margin on open financial
  futures contracts (Note 1E)                                           8,250              --               8,938         2,750
Deferred organization expenses
(Note 1D)                                                                 890               462             2,474          --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                       $39,858,327       $10,949,050       $82,626,766   $13,269,961
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Payable for when-issued
 securities (Note 1F)
                                                                   $1,213,685        $  292,542        $     --      $     --
Demand note payable (Note 5)                                          167,000              --             418,000       313,000
Payable to affiliate for
  Trustees' fees (Note 2)                                                 416              --               1,683            41
Accrued expenses                                                        2,854               931             5,395         2,145
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                  $1,383,955        $  293,473        $  425,078    $  315,186
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to
  investors' interest in
  Portfolio                                                        $38,474,372       $10,655,577       $82,201,688   $12,954,775
-----------------------------------------------------------------------------------------------------------------------------------
Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
  contributions and withdrawals                                    $36,743,049       $10,230,366       $79,051,573   $12,134,703
Net unrealized appreciation of
  investments and financial
  futures contracts
  (computed on the basis of
  identified cost)                                                  1,731,323           425,211         3,150,115       820,072
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                              $38,474,372       $10,655,577       $82,201,688   $12,954,775
-----------------------------------------------------------------------------------------------------------------------------------

                                               See notes to financial statements

Limited Maturity Muncipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STAEMENTS (Unaudted) CONT'D
-------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 1997

                                                                                     NEW JERSEY        NEW YORK          OHIO
                                                                                      LIMITED           LIMITED         LIMITED
                                                                                     PORTFOLIO         PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments --
  Identified cost                                                                    $48,296,307       $84,164,940    $26,423,054
  Unrealized appreciation                                                             2,571,999         3,213,007      1,152,603
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value (Note 1A)                                                      $50,868,306       $87,377,947    $27,575,657
-----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                 $      511        $      633     $      234
Interest receivable                                                                     780,351         1,620,729        498,299
Receivable for daily variation margin on open financial futures
   contracts (Note 1E)                                                                    5,500            17,531            688
Deferred organization expenses (Note 1D)                                                    996             1,501           --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                         $51,655,664       $89,018,341    $28,074,878
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities (Note 1F)                                         $     --          $     --       $  516,285
Demand note payable (Note 5)                                                            479,000         1,763,000        463,000
Payable to affiliate for Trustees' fees (Note 2)                                          1,632             2,206            474
Accrued expenses                                                                          4,386             7,622          4,141
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    $  485,018        $1,772,828     $  983,900
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio                            $51,170,646       $87,245,513    $27,090,978
-----------------------------------------------------------------------------------------------------------------------------------
Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                              $48,631,778       $84,188,980    $25,940,262
Net unrealized appreciation of investments and financial futures contracts
  (computed on the basis of identified cost)                                          2,538,868         3,056,533      1,150,716
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                $51,170,646       $87,245,513    $27,090,978
-----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

Limited Maturity Muncipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STAEMENTS (Unaudted) CONT'D
-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997

                                                                   CALIFORNIA       CONNECTICUT          FLORIDA       MICHIGAN
                                                                    LIMITED            LIMITED           LIMITED        LIMITED
                                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                                    $1,124,251        $  316,081        $2,383,675     $  400,654
-----------------------------------------------------------------------------------------------------------------------------------
Total income                                                       $1,124,251        $  316,081        $2,383,675     $  400,654
-----------------------------------------------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment Adviser fee (Note 2)                                    $   94,735        $   26,589        $  201,818     $   32,856
Compensation of Trustees not members of the Investment Adviser's
  organization (Note 2)                                                   834                25             5,582             84
Legal and accounting services                                          19,515            15,066            20,570         14,413
Custodian fee (Note 1G)                                                13,936             5,285            27,474          6,827
Amortization of organization expenses (Note 1D)                           757             1,281             2,108            259
Miscellaneous                                                           3,538             1,190               852          1,181
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                     $  133,315        $   49,436        $  258,404     $   55,620
-----------------------------------------------------------------------------------------------------------------------------------
Deduct --
  Reduction of custodian fee (Note 1G)                             $    4,370        $      859        $    6,717     $    2,303
  Preliminary reduction of investment adviser fee (Note 2)               --              13,203              --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                           $    4,370        $   14,062        $    6,717     $    2,303
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                       $  128,945        $   35,374        $  251,687     $   53,317
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                              $  995,306        $  280,707        $2,131,988     $  347,337
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized
Gain (Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                  $  406,166        $   76,554        $  459,743     $  105,373
  Financial futures contracts                                        (329,542)         (113,393)       (1,126,670)      (232,398)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                            $   76,624        $  (36,839)       $ (666,927)    $ (127,025)
-----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                              $1,190,079        $  316,332        $2,750,326     $  439,774
  Financial futures contracts                                        (170,770)             --            (249,425)       (12,926)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments               $1,019,309        $  316,332        $2,500,901     $  426,848
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                    $1,095,933        $  279,493        $1,833,974     $  299,823
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         $2,091,239        $  560,200        $3,965,962     $  647,160
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997

                                                                                    NEW JERSEY         NEW YORK         OHIO
                                                                                      LIMITED           LIMITED         LIMITED
                                                                                     PORTFOLIO         PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-------------------------------------------------------------------------------------------------------------------------------
Interest income                                                                      $1,529,782        $2,569,317     $  803,077
-------------------------------------------------------------------------------------------------------------------------------
Total income                                                                         $1,529,782        $2,569,317     $  803,077
-------------------------------------------------------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                                      $  127,697        $  215,715     $   65,786
Compensation of Trustees not members of the Investment Adviser's
  organization (Note 2)                                                                   3,246             4,348            914
Custodian fee (Note 1G)                                                                  12,425            19,466          9,055
Legal and accounting services                                                            18,800            21,907         17,864
Amortization of organization expenses (Note 1D)                                             897             1,288           --
Miscellaneous                                                                            11,933            22,301          2,232
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                       $  174,998        $  285,025     $   95,851
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $1,354,784        $2,284,292     $  707,226
-------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                                    $  413,119        $  684,604     $  123,726
  Financial futures contracts                                                          (632,175)          (29,537)      (143,002)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              $ (219,056)       $  655,067     $  (19,276)
-------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                                                $1,464,797        $3,100,308     $  767,315
  Financial futures contracts                                                           (33,131)         (531,133)        (1,887)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments                  $1,431,666        $2,569,175     $  765,428
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                      $1,212,610        $3,224,242     $  746,152
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           $2,567,394        $5,508,534     $1,453,378
-------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997

                                                                   CALIFORNIA       CONNECTICUT        FLORIDA        MICHIGAN
                                                                    LIMITED          LIMITED           LIMITED         LIMITED
Increase (Decrease) in Net Assets                                  PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                            $  995,306        $  280,707        $2,131,988     $  347,337
  Net realized gain (loss) on investments                              76,624           (36,839)         (666,927)      (127,025)
  Net change in unrealized  appreciation  of investments            1,019,309           316,332         2,500,901        426,848
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         $2,091,239        $  560,200        $3,965,962     $  647,160
---------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
  Contributions                                                    $10,035,694       $3,806,131        $21,958,853    $6,338,402
  Withdrawals                                                      (16,847,002)      (5,984,721)       (36,632,319)   (9,027,219)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from  capital transactions              $(6,811,308)      $(2,178,590)      $(14,673,466)  $(2,688,817)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                         $(4,720,069)      $(1,618,390)      $(10,707,504)  $(2,041,657)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                             $43,194,441       $12,273,967       $92,909,192    $14,996,432
---------------------------------------------------------------------------------------------------------------------------------
At end of period                                                   $38,474,372       $10,655,577       $82,201,688    $12,954,775
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997

                                                                                     NEW JERSEY        NEW YORK         OHIO
                                                                                       LIMITED         LIMITED         LIMITED
Increase (Decrease) in Net Assets                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                                              $1,354,784        $2,284,292     $  707,226
  Net realized gain (loss) on investments                                              (219,056)          655,067        (19,276)
  Net change in unrealized appreciation of investments                                1,431,666         2,569,175        765,428
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           $2,567,394        $5,508,534     $1,453,378
---------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
  Contributions                                                                      $14,795,412       $25,537,949    $11,400,618
  Withdrawals                                                                        (24,458,099)      (43,814,718)   (14,232,870)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from captial transactions                                 $(9,662,687)      $(18,276,769)  $(2,832,252)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                           $(7,095,293)      $(12,768,235)  $(1,378,874)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                               $58,265,939       $100,013,748   $28,469,852
---------------------------------------------------------------------------------------------------------------------------------
At end of period                                                                     $51,170,646       $87,245,513    $27,090,978
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1997

                                                                    CALIFORNIA       CONNECTICUT        FLORIDA       MICHIGAN
                                                                     LIMITED           LIMITED          LIMITED        LIMITED
Increase (Decrease) in Net Assets                                   PORTFOLIO         PORTFOLIO        PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                            $2,546,209        $  701,646        $5,368,154     $  895,654
  Net realized gain (loss) on investments                            (146,427)           11,718          (345,920)       196,256
  Change in unrealized appreciation (depreciation) of investments    (326,414)         (114,671)       (1,654,724)      (180,447)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         $2,073,368        $  598,693        $3,367,510     $  911,463
---------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
  Contributions                                                    $  890,101        $  868,089        $4,859,506     $  727,519
  Withdrawals                                                      (18,985,108)      (4,054,341)       (43,152,835)   (7,833,956)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions               $(18,095,007)     $(3,186,252)      $(38,293,329)  $(7,106,437)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                         $(16,021,639)     $(2,587,559)      $(34,925,819)  $(6,194,974)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                               $59,216,080       $14,861,526       $127,835,011   $21,191,406
---------------------------------------------------------------------------------------------------------------------------------
At end of year                                                     $43,194,441       $12,273,967       $92,909,192    $14,996,432
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Unaudited) CONT'D
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1997

                                                                                    NEW JERSEY         NEW YORK         OHIO
                                                                                      LIMITED           LIMITED        LIMITED
Increase (Decrease) in Net Assets                                                    PORTFOLIO         PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                                              $3,451,147        $5,864,808     $1,601,381
  Net realized gain (loss) on investments                                                72,466          (287,142)       226,637
  Net Change in unrealized appreciation (depreciation) of investments                  (370,049)         (895,080)      (288,513)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           $3,153,564        $4,682,586     $1,539,505
---------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
  Contributions                                                                      $1,862,282        $3,989,610     $1,294,856
  Withdrawals                                                                        (26,922,483)      (47,386,927)   (7,893,884)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions                                 $(25,060,201)     $(43,397,317)  $(6,599,028)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                           $(21,906,637)     $(38,714,731)  $(5,059,523)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                                 $80,172,576       $138,728,479   $33,529,375
---------------------------------------------------------------------------------------------------------------------------------
At end of year                                                                       $58,265,939       $100,013,748   $28,469,852
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

SUPPLEMENTARY DATA

                                 CALIFORNIA LIMITED PORTFOLIO                            CONNECTICUT LIMITED PORTFOLIO
                    ------------------------------------------------------       -------------------------------------------------
                    SIX MONTHS                                                   SIX MONTHS
                    ENDED                                                        ENDED
                    SEPTEMBER 30,            YEAR ENDED MARCH 31,                SEPTEMBER 30,            YEAR ENDED MARCH 31,
                    1997             -------------------------------------       1997         ------------------------------------
                     (UNAUDITED)    1997       1996        1995        1994*    (UNAUDITED)   1997     1996       1995      1994**
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
----------------------------------------------------------------------------------------------------------------------------------
Expenses(1)             0.65%+      0.63%       0.58%       0.53%       0.46%+      0.64%+    0.54%     0.39%     0.17%     0.00%+
Net expenses,
  after custodian
  fee reduction         0.63%+      0.61%       0.55%         --          --        0.62%+    0.50%     0.35%       --        --
Net investment income   4.87%+      4.98%       4.82%       4.72%       4.50%+      4.91%+    5.09%     4.91%     4.95%     4.53%+
Portfolio Turnover        28%         57%         36%         56%          6%         16%       46%       52%       73%       39%
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  period (000s
  omitted)            $38,474     $43,194     $59,216     $82,344     $95,704     $10,656   $12,274   $14,862   $17,316   $16,767
----------------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolios may reflect a reduction of the Investment Adviser fee, and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Expenses(1)                                                             0.52%+      0.87%+    0.78%     0.72%     0.67%     0.62%+
Expenses after
  custodian fee
  reduction                                                               --        0.85%+    0.74%     0.68%       --        --
Net investment
  income                                                                4.44%+      4.68%+    4.85%     4.58%     4.45%     3.92%+
----------------------------------------------------------------------------------------------------------------------------------
  +  Annualized.
  *  For the period from the start of business, May 3, 1993, to March 31, 1994.
  ** For the period from the start of business, April 16, 1993, to March 31, 1994.
(1)  The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

SUPPLEMENTARY DATA

                                                                         FLORIDA LIMITED PORTFOLIO
                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED                                  YEAR ENDED MARCH 31,
                                       SEPTEMBER 30, 1997           --------------------------------------------------------------
                                        (UNAUDITED)                     1997              1996             1995            1994*
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses(1)                                     0.60%+               0.59%            0.55%            0.52%            0.49%+
Net expenses, after custodian fee
reduction                                       0.58%+               0.57%            0.54%              --               --
Net investment income                           4.88%+               4.90%            4.73%            4.73%            4.53%+
Portfolio Turnover                                24%                  66%              20%              44%               8%
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)      $82,202              $92,909         $127,835         $164,579         $185,977
----------------------------------------------------------------------------------------------------------------------------------
  +  Annualized.
  *  For the period from the start of business, May 3, 1993, to March 31, 1994.
(1)  The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

SUPPLEMENTARY DATA

                                  MICHIGAN LIMITED PORTFOLIO                               NWE JERSEY LIMITED PORTFOLIO
                    ------------------------------------------------------       -------------------------------------------------
                    SIX MONTHS                                                   SIX MONTHS
                    ENDED                                                        ENDED
                    SEPTEMBER 30,            YEAR ENDED MARCH 31,                SEPTEMBER 30,            YEAR ENDED MARCH 31,
                    1997             -------------------------------------       1997         ------------------------------------
                     (UNAUDITED)    1997       1996        1995        1994*    (UNAUDITED)   1997     1996       1995      1994**
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
----------------------------------------------------------------------------------------------------------------------------------
Expenses(1)             0.80%+      0.79%       0.68%       0.48%       0.00%+       0.65%+    0.61%     0.57%     0.54%    0.54%+
Net expenses,
  after custodian
  fee reduction         0.77%+      0.76%       0.64%         --          --         0.64%+    0.58%     0.55%       --       --
Net investment income   4.99%+      5.09%       5.00%       4.88%       4.62%+       4.94%+    4.96%     4.78%     4.73%    4.53%+
Portfolio Turnover        12%         28%         40%        111%         30%          15%       37%       42%       44%      10%
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end
  of period (000s
  omitted)            $12,955     $14,996     $21,191     $33,198     $35,608     $51,171   $58,266   $80,173   $97,280  $102,948
----------------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolios may reflect a reduction of the Investment Adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios (as a percentage of average daily net assets) would have been as follows:
Expenses(1)                                                  0.59%     0.54%+
Net investment income                                        4.77%     4.08%+
----------------------------------------------------------------------------------------------------------------------------------
  +  Annualized.
  *  For the period from the start of business, April 16, 1993, to March 31, 1994.
 **  For the period from the start of business, May 3, 1993, to March 31, 1994.
(1)  The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new  reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Limited Maturity Municipals Portfolio as of September 30, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
-------------------------------------------------------------------------------

SUPPLEMENTARY DATA

                                 NEW YORK LIMITED PORTFOLIO                                   OHIO LIMITED PORTFOLIO
                    ------------------------------------------------------       -------------------------------------------------
                    SIX MONTHS                                                   SIX MONTHS
                    ENDED                                                        ENDED
                    SEPTEMBER 30,            YEAR ENDED MARCH 31,                SEPTEMBER 30,            YEAR ENDED MARCH 31,
                    1997             -------------------------------------       1997         ------------------------------------
                     (UNAUDITED)    1997       1996        1995        1994*    (UNAUDITED)   1997     1996       1995      1994**
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
----------------------------------------------------------------------------------------------------------------------------------
Expenses(1)             0.62%+      0.58%       0.55%       0.52%       0.47%+      0.70%+    0.68%     0.63%     0.46%     0.00%+
Net expenses,
  after custodian
  fee reduction         0.61%+      0.56%       0.53%         --          --        0.69%+    0.65%     0.61%       --        --
Net investment income   4.87%+      4.87%       4.66%       4.79%       4.50%+      5.06%+    5.20%     5.06%     4.96%     4.68%+
Portfolio Turnover        31%         58%         32%         31%          5%         17%       34%       47%      120%       33%
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end
  of period (000s
  omitted)            $87,246    $100,014    $138,728    $173,632    $183,768     $27,091   $28,470   $33,529   $39,435   $37,978
----------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios (as a percentage of average net assets) and net investment income per share would have been as follows:
Expenses(1)                                                                                                       0.58%     0.54%+
Net investment income                                                                                             4.84%     4.14%+
----------------------------------------------------------------------------------------------------------------------------------
  +  Annualized.
  *  For the period from the start of business, May 3, 1993, to March 31, 1994.
 **  For the period from the start of business, April 16, 1993, to March 31, 1994.
(1)  The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new  reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Limited Maturity Municipals Portfolio as of September 30, 1997
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)
------------------------------------------------------------------------------

1 Significant Accounting Policies
  ----------------------------------------------------------------------------
  California Limited Maturity Municipals Portfolio (California Limited Portfolio), Connecticut Limited Maturity Municipals Portfolio (Connecticut Limited Portfolio), Florida Limited Maturity Municipals Portfolio (Florida Limited Portfolio), Michigan Limited Maturity Municipals Portfolio (Michigan Limited Portfolio), New Jersey Limited Maturity Municipals Portfolio (New Jersey Limited Portfolio), New York Limited Maturity Municipals Portfolio (New York Limited Portfolio), and Ohio Limited Maturity Municipals Portfolio (Ohio Limited Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

  C Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

  D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Fund commenced operations.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

  G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of operating expense on the Statement of Operations.

  H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  I Other -- Investment transactions are accounted for on a trade date basis.

  J Interim Financial Information -- The interim financial statements relating to September 30, 1997 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Investment Adviser Fee and Other Transactions with Affiliates
  ----------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended September 30, 1997, each Portfolio paid advisory fees as follows:

  Portfolio                            Amount        Effective Rate*
  ------------------------------------------------------------------
  California Limited                $  94,735                  0.46%
  Connecticut Limited               $  26,589                  0.47%
  Florida Limited                   $ 201,818                  0.46%
  Michigan Limited                  $  32,856                  0.47%
  New Jersey Limited                $ 127,697                  0.47%
  New York Limited                  $ 215,715                  0.46%
  Ohio Limited                      $  65,786                  0.47%
  ------------------------------------------------------------------
  *Annualized

  To enhance the net income of the Connecticut Limited Portfolio, BMR made a reduction of its fee in the amount of $13,203.

  Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended September 30, 1997, no significant amounts have been deferred.

  Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

3 Investments
  ---------------------------------------------------------------------------
  Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended September 30, 1997 were as follows:

                 California Limited Portfolio    Connecticut Limited Portfolio
  ----------------------------------------------------------------------------
  Purchases                      $ 11,322,089                     $  1,833,663
  Sales                            16,081,768                        3,588,554

                    Florida Limited Portfolio       Michigan Limited Portfolio
  ----------------------------------------------------------------------------
  Purchases                      $ 20,719,202                     $  1,598,564
  Sales                            34,916,974                        4,157,778

                 New Jersey Limited Portfolio       New York Limited Portfolio
  ----------------------------------------------------------------------------
  Purchases                      $  8,298,261                    $  28,712,475
  Sales                            16,907,242                       42,802,297

                       Ohio Limited Portfolio
  -------------------------------------------
  Purchases                      $  4,621,017
  Sales                             5,551,996

4 Federal Income Tax Basis of Investments
  ---------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at September 30, 1997, as computed on a federal income tax basis, are as follows:

                                    CALIFORNIA LIMITED      CONNECTICUT LIMITED
                                    PORTFOLIO               PORTFOLIO
-------------------------------------------------------------------------------
Aggregate cost                      $  37,438,471           $  10,272,445
-------------------------------------------------------------------------------
Gross unrealized appreciation       $  1,813,648            $  426,306
Gross unrealized depreciation             (8,690)               (1,096)
-------------------------------------------------------------------------------
Net unrealized appreciation         $  1,804,958            $  425,211
-------------------------------------------------------------------------------
                                    Florida Limited         Michigan Limited
                                    Portfolio               Portfolio
-------------------------------------------------------------------------------
Aggregate cost                      $  77,729,712           $  11,663,301
-------------------------------------------------------------------------------
Gross unrealized appreciation       $  3,199,266            $     832,998
Gross unrealized depreciation             (7,870)                    --
-------------------------------------------------------------------------------
Net unrealized appreciation         $  3,191,396            $     832,998
-------------------------------------------------------------------------------
                                    NEW JERSEY LIMITED      NEW YORK LIMITED
                                    PORTFOLIO               PORTFOLIO
-------------------------------------------------------------------------------
Aggregate cost                      $  48,296,307           $  84,164,940
-------------------------------------------------------------------------------
Gross unrealized appreciation       $   2,593,712           $   3,213,007
Gross unrealized depreciation             (21,713)                   --
------------------------------------------------------------------------------
Net unrealized appreciation         $   2,571,999           $   3,213,007
------------------------------------------------------------------------------
                                    OHIO LIMITED
                                    PORTFOLIO
---------------------------------------------------------------------
Aggregate cost                      $  26,423,054
---------------------------------------------------------------------
Gross unrealized appreciation       $   1,152,603
Gross unrealized depreciation               --
---------------------------------------------------------------------
Net realized appreciation           $   1,152,603
--------------------------------------------------------------------

5 Line of Credit
  ----------------------------------------------------------------------------
  The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. The portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the banks' adjusted certificate of deposit rate, Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of .15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At September 30, 1997 the California Limited Portfolio, Florida Limited Portfolio, Michigan Limited Portfolio, New Jersey Limited Portfolio, New York Limited Portfolio and Ohio Limited Portfolio had a balance outstanding pursuant to this line of credit of $167,000, $418,000, $313,000, $479,000, $1,763,000 and $463,000, respectively.
  The Portfolios did not have any significant borrowings or allocated fees during the six months ended September 30, 1997.

6 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  A summary of obligations under these financial instruments at September 30, 1997, were as follows:

  LIMITED         EXPIRATION       FUTURES                      NET UNREALIZED
  PORTFOLIO         DATE         CONTRACTS           POSITION    DEPRECIATION
  -------------  -----------  ----------------       ---------  --------------
   California       12/97     24 U.S. Treasury Bonds   Short       $ 73,635
   Florida          12/97     26 U.S. Treasury Bonds   Short       $ 41,281
   Michigan         12/97      8 U.S. Treasury Bonds   Short       $ 12,926
   New Jersey       12/97     16 U.S. Treasury Bonds   Short       $ 33,131
   New York         12/97     51 U.S. Treasury Bonds   Short       $156,474
   Ohio             12/97      2 U.S. Treasury Bonds   Short       $  1,887

EV Traditional Limited Maturity Municipals Funds as of September 30, 1997
-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

EV TRADITIONAL LIMITED MATURITY MUNICIPALS FUNDS

Officers                                  Independent Trustees

THOMAS J. FETTER                          DONALD R. DWIGHT
President                                 President, Dwight Partners, Inc.
                                          Chairman, Newspapers of New England,
JAMES B. HAWKES                           Inc.
Vice President and Trustee
                                          SAMUEL L. HAYES, III
ROBERT B. MACINTOSH                       Jacob H. Schiff Professor of
Vice President                            Investment Banking, Harvard University
                                          Graduate School of Business
JAMES L. O'CONNOR                         Administration
Treasurer
                                          NORTON H. REAMER
ALAN R. DYNNER                            President and Director, United Asset
Secretary                                 Management Corporation

                                          JOHN L. THORNDIKE
                                          Formerly Director, Fiduciary Company
                                          Incorporated

                                          JACK L. TREYNOR
                                          Investment Adviser and Consultant

LIMITED MATURITY MUNICIPALS PORTFOLIOS

Officers                                  Independent Trustees
THOMAS J. FETTER                          DONALD R. DWIGHT
President                                 President, Dwight Partners, Inc.
                                          Chairman, Newspapers of
JAMES B. HAWKES                           New England, Inc.
Vice President and Trustee
                                          SAMUEL L. HAYES, III
ROBERT B. MACINTOSH                       Jacob H. Schiff Professor of
Vice President                            Investment Banking, Harvard University
                                          Graduate School of Business
WILLIAM H. AHERN, JR.                     Administration
Vice President and Portfolio
Manager of Connecticut, Florida           NORTON H. REAMER
Michigan, New Jersey, and                 President and Director, United Asset
Ohio Limited Maturity                     Management Corporation
Municipals Portfolios
                                          JOHN L. THORNDIKE
NICOLE ANDERES                            Formerly Director, Fiduciary Company
Vice President and Portfolio              Incorporated
Manager of New York Limited
Maturity Municipals Portfolio             JACK L. TREYNOR
                                          Investment Adviser and Consultant
CYNTHIA CLEMSON
Vice President and Portfolio
Manager of California Limited
Maturity Municipals Portfolio

JAMES L. O'CONNOR
Treasurer

ALAN R. DYNNER
Secretary

Investment Advisor of the Limited
Maturity Tax Free Portfolios
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Traditional Limited Maturity Tax Free Funds
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA02110

Transfer Agent
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA02110



Eaton Vance Investment Trust
24 Federal Street
Boston, MA 02110




--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

                                                                 T-7LTFSRC-11/97